UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03855

Fidelity Advisor Series VIII

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, MA 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2020

Item 1.

Reports to Stockholders

Fidelity Advisor® Overseas Fund

Semi-Annual Report

April 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Five Stocks as of April 30, 2020

% of fund's net assets
Nestle SA (Reg. S) (Switzerland, Food Products)	3.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.9
SAP SE (Germany, Software)	1.8
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.7
AIA Group Ltd. (Hong Kong, Insurance)	1.6
11.0

Top Five Market Sectors as of April 30, 2020

% of fund's net assets
Industrials	17.8
Health Care	17.1
Financials	16.7
Information Technology	16.1
Consumer Staples	13.0

Top Five Countries as of April 30, 2020

(excluding cash equivalents)	% of fund's net assets
Japan	15.7
United Kingdom	12.8
Switzerland	10.0
France	9.1
Netherlands	8.0

Asset Allocation (% of fund's net assets)

As of April 30, 2020
Stocks	97.6%
Short-Term Investments and Net Other Assets (Liabilities)	2.4%

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value (000s)
Australia - 0.3%
IDP Education Ltd.	13,400	$127
Insurance Australia Group Ltd.	53,307	199
Lovisa Holdings Ltd.	16,760	80
National Storage (REIT) unit	363,000	408
realestate.com.au Ltd.	2,302	132
Webjet Ltd.	147,900	290

TOTAL AUSTRALIA		1,236

Austria - 0.4%
Erste Group Bank AG	53,300	1,158
Mayr-Melnhof Karton AG	2,000	275

TOTAL AUSTRIA		1,433

Bailiwick of Jersey - 1.3%
Experian PLC	89,100	2,676
Glencore Xstrata PLC	106,700	200
Sanne Group PLC	254,819	2,080

TOTAL BAILIWICK OF JERSEY		4,956

Belgium - 0.8%
KBC Groep NV	58,113	3,152
Bermuda - 2.2%
Credicorp Ltd. (United States)	10,500	1,565
Genpact Ltd.	53,900	1,856
Haier Electronics Group Co. Ltd.	99,000	273
Hiscox Ltd.	129,699	1,148
Hongkong Land Holdings Ltd.	35,900	150
IHS Markit Ltd.	44,201	2,975
SmarTone Telecommunications Holdings Ltd.	285,000	180

TOTAL BERMUDA		8,147

Canada - 1.0%
Constellation Software, Inc.	3,900	3,750
Cayman Islands - 0.9%
Alibaba Group Holding Ltd. sponsored ADR (a)	10,200	2,067
SITC International Holdings Co. Ltd.	452,000	447
Value Partners Group Ltd.	585,000	232
ZTO Express (Cayman), Inc. sponsored ADR	20,700	616

TOTAL CAYMAN ISLANDS		3,362

China - 0.3%
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	71,800	549
Yunnan Baiyao Group Co. Ltd. (A Shares)	30,763	391

TOTAL CHINA		940

Denmark - 1.4%
A.P. Moller - Maersk A/S Series A	251	232
DSV A/S	42,609	4,397
GN Store Nord A/S	7,000	320
Vestas Wind Systems A/S	4,300	369

TOTAL DENMARK		5,318

Finland - 0.9%
Kone OYJ (B Shares)	46,600	2,825
Nokian Tyres PLC	13,600	291
UPM-Kymmene Corp.	12,500	346

TOTAL FINLAND		3,462

France - 9.1%
Altarea SCA	1,104	135
ALTEN	21,805	1,570
Amundi SA (b)	28,861	1,917
Capgemini SA	35,595	3,344
Edenred SA	65,169	2,626
Elior SA (b)	57,619	381
Kering SA	5,317	2,705
Legrand SA	31,600	2,119
LVMH Moet Hennessy Louis Vuitton SE	15,607	6,034
Pernod Ricard SA	19,700	3,003
Sanofi SA	61,500	6,011
SR Teleperformance SA	16,179	3,626
Total SA	13,322	473

TOTAL FRANCE		33,944

Germany - 7.5%
adidas AG	14,433	3,304
Allianz SE	21,100	3,905
Bayer AG	38,525	2,539
Bertrandt AG	5,026	194
Delivery Hero AG (a)(b)	3,400	287
Deutsche Borse AG	22,084	3,424
Deutsche Post AG	14,898	443
Hannover Reuck SE	20,927	3,337
Instone Real Estate Group BV (a)(b)	15,911	323
JOST Werke AG (b)	6,240	169
SAP SE	57,197	6,813
Scout24 AG (b)	4,305	282
Vonovia SE	61,906	3,056

TOTAL GERMANY		28,076

Hong Kong - 1.8%
AIA Group Ltd.	664,700	6,100
Dah Sing Banking Group Ltd.	204,400	201
Dah Sing Financial Holdings Ltd.	82,000	270

TOTAL HONG KONG		6,571

Hungary - 0.0%
Richter Gedeon PLC	8,900	191
India - 1.2%
HDFC Bank Ltd.	166,800	2,191
Reliance Industries Ltd.	112,700	2,192
Shriram Transport Finance Co. Ltd.	23,500	241

TOTAL INDIA		4,624

Indonesia - 0.4%
PT Astra International Tbk	1,053,800	270
PT Bank Rakyat Indonesia Tbk	5,783,200	1,052

TOTAL INDONESIA		1,322

Ireland - 2.4%
DCC PLC (United Kingdom)	37,909	2,701
Irish Residential Properties REIT PLC	146,400	207
Kerry Group PLC Class A	25,090	2,879
Kingspan Group PLC (Ireland)	3,044	155
Linde PLC	8,600	1,582
United Drug PLC (United Kingdom)	201,443	1,593

TOTAL IRELAND		9,117

Italy - 1.6%
FinecoBank SpA	205,400	2,282
Recordati SpA	86,582	3,764

TOTAL ITALY		6,046

Japan - 15.7%
A/S One Corp.	8,300	742
Arata Corp.	9,200	382
Astellas Pharma, Inc.	169,900	2,810
Curves Holdings Co. Ltd. (a)	57,600	276
Daiichikosho Co. Ltd.	4,380	133
Elecom Co. Ltd.	32,900	1,303
GMO Internet, Inc.	25,300	556
Hoya Corp.	52,800	4,854
Iriso Electronics Co. Ltd.	35,445	1,002
Kao Corp.	38,500	2,969
Keyence Corp.	14,500	5,238
KH Neochem Co. Ltd.	84,300	1,485
Koshidaka Holdings Co. Ltd.	57,600	253
Miroku Jyoho Service Co., Ltd.	47,140	1,197
Nitori Holdings Co. Ltd.	18,230	2,806
NOF Corp.	62,300	2,078
Olympus Corp.	137,120	2,176
Oracle Corp. Japan	19,900	2,062
ORIX Corp.	155,780	1,871
Otsuka Corp.	58,000	2,619
PALTAC Corp.	25,800	1,356
Paramount Bed Holdings Co. Ltd.	8,200	341
Persol Holdings Co., Ltd.	92,200	1,083
Recruit Holdings Co. Ltd.	95,140	2,775
Relo Group, Inc.	68,800	1,509
Renesas Electronics Corp. (a)	52,100	282
S Foods, Inc.	49,300	1,053
Shiseido Co. Ltd.	37,100	2,181
SMC Corp.	8,600	3,927
Sundrug Co. Ltd.	8,080	278
Suzuki Motor Corp.	51,100	1,631
Tsuruha Holdings, Inc.	27,300	3,658
Welcia Holdings Co. Ltd.	18,420	1,332
Zozo, Inc.	21,100	342

TOTAL JAPAN		58,560

Kenya - 0.4%
Safaricom Ltd.	5,288,100	1,405
Korea (South) - 0.3%
LG Chemical Ltd.	3,944	1,222
Malta - 0.1%
Kambi Group PLC (a)	25,800	343
Mexico - 0.1%
Grupo Financiero Banorte S.A.B. de CV Series O	175,100	479
Netherlands - 8.0%
ASML Holding NV (Netherlands)	21,600	6,309
ASR Nederland NV	10,900	293
Euronext NV (b)	17,100	1,435
Heineken NV (Bearer)	34,100	2,901
Imcd NV	44,890	3,971
Intertrust NV (b)	22,624	357
Koninklijke Philips Electronics NV	98,930	4,313
Prosus NV (a)	11,100	842
Unilever NV	120,100	5,981
Wolters Kluwer NV	46,400	3,413

TOTAL NETHERLANDS		29,815

New Zealand - 0.5%
Auckland International Airport Ltd.	49,000	181
EBOS Group Ltd.	123,128	1,663

TOTAL NEW ZEALAND		1,844

Norway - 1.3%
Adevinta ASA Class B	124,275	1,028
Equinor ASA	147,640	2,067
Schibsted ASA:
(A Shares)	68,000	1,443
(B Shares)	9,499	185
Skandiabanken ASA (b)	33,092	177
TGS Nopec Geophysical Co. ASA	9,500	146

TOTAL NORWAY		5,046

South Africa - 0.6%
Naspers Ltd. Class N	14,000	2,179
Spain - 0.7%
Amadeus IT Holding SA Class A	49,056	2,361
Prosegur Cash SA (b)	238,200	208

TOTAL SPAIN		2,569

Sweden - 5.7%
Addlife AB	67,184	2,128
AddTech AB (B Shares)	54,008	1,464
ASSA ABLOY AB (B Shares)	138,600	2,481
Atlas Copco AB (A Shares)	75,802	2,612
Dustin Group AB (b)	32,200	164
EQT AB	134,300	1,856
Ericsson (B Shares)	46,500	397
Hexagon AB (B Shares)	54,400	2,670
HEXPOL AB (B Shares)	34,840	250
Indutrade AB	101,920	3,277
Securitas AB (B Shares)	25,000	296
Svenska Handelsbanken AB (A Shares)	294,000	2,683
Swedbank AB (A Shares)	44,200	523
Swedish Match Co. AB	5,500	340

TOTAL SWEDEN		21,141

Switzerland - 10.0%
Alcon, Inc. (a)	39,400	2,081
Julius Baer Group Ltd.	74,040	2,908
Lonza Group AG	9,831	4,292
Nestle SA (Reg. S)	105,350	11,154
Roche Holding AG (participation certificate)	31,216	10,810
Sika AG	23,285	3,852
Sonova Holding AG Class B	12,070	2,180

TOTAL SWITZERLAND		37,277

Taiwan - 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	291,300	2,933
United Kingdom - 12.8%
Aggreko PLC	21,479	124
AstraZeneca PLC (United Kingdom)	7,900	826
Auto Trader Group PLC (b)	58,000	334
Beazley PLC	329,900	1,645
BP PLC	144,494	569
Close Brothers Group PLC	11,798	162
Compass Group PLC	184,378	3,103
Cranswick PLC	49,041	2,297
Dechra Pharmaceuticals PLC	40,120	1,400
Diageo PLC	163,500	5,629
Diploma PLC	70,872	1,540
Hastings Group Holdings PLC (b)	95,900	220
Hilton Food Group PLC	103,945	1,466
Intertek Group PLC	33,390	1,998
James Fisher and Sons PLC	48,777	832
JTC PLC (b)	136,300	711
Keywords Studios PLC	16,300	327
Lloyds Banking Group PLC	855,066	346
London Stock Exchange Group PLC	50,530	4,745
M&G PLC	75,108	125
Mondi PLC	104,100	1,849
Prudential PLC	209,909	2,961
RELX PLC (London Stock Exchange)	172,900	3,912
Rentokil Initial PLC	516,000	3,070
Rightmove PLC	20,800	130
Sabre Insurance Group PLC (b)	150,381	534
Smith & Nephew PLC	130,400	2,552
Ultra Electronics Holdings PLC	46,809	1,162
Unilever PLC	15,096	777
Victrex PLC	58,270	1,465
Volution Group PLC	438,100	910

TOTAL UNITED KINGDOM		47,721

United States of America - 7.1%
Alphabet, Inc. Class C (a)	1,183	1,595
Aspen Technology, Inc. (a)	17,600	1,800
Becton, Dickinson & Co.	9,100	2,298
Black Knight, Inc. (a)	32,000	2,258
Boston Scientific Corp. (a)	54,500	2,043
Fidelity National Information Services, Inc.	10,400	1,372
Global Payments, Inc.	16,889	2,804
Hologic, Inc. (a)	37,200	1,864
Intercontinental Exchange, Inc.	21,700	1,941
Marsh & McLennan Companies, Inc.	32,900	3,202
NICE Systems Ltd. sponsored ADR (a)	10,882	1,788
Roper Technologies, Inc.	6,100	2,080
Visa, Inc. Class A	7,900	1,412

TOTAL UNITED STATES OF AMERICA		26,457

TOTAL COMMON STOCKS
(Cost $330,856)		364,638

Nonconvertible Preferred Stocks - 0.0%
United Kingdom - 0.0%
Rolls-Royce Holdings PLC (C Shares) (a)
(Cost $2)	1,688,522	2

Money Market Funds - 2.7%
Fidelity Cash Central Fund 0.16% (c)
(Cost $10,216)	10,213,534	10,217
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $341,074)		374,857
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(1,254)
NET ASSETS - 100%		$373,603

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,499,000 or 2.0% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$27
Fidelity Securities Lending Cash Central Fund	11
Total	$38

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$6,847	$6,201	$646	$--
Consumer Discretionary	30,335	9,283	21,052	--
Consumer Staples	47,898	18,867	29,031	--
Energy	5,447	2,213	3,234	--
Financials	62,560	34,221	28,339	--
Health Care	64,182	36,513	27,669	--
Industrials	66,330	44,120	22,210	--
Information Technology	60,649	41,527	19,122	--
Materials	14,604	14,154	450	--
Real Estate	5,788	5,230	558	--
Money Market Funds	10,217	10,217	--	--
Total Investments in Securities:	$374,857	$222,546	$152,311	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $330,858)	$364,640
Fidelity Central Funds (cost $10,216)	10,217
Total Investment in Securities (cost $341,074)		$374,857
Foreign currency held at value (cost $23)		23
Receivable for investments sold		429
Receivable for fund shares sold		88
Dividends receivable		2,076
Distributions receivable from Fidelity Central Funds		2
Other receivables		91
Total assets		377,566
Liabilities
Payable for investments purchased	$2,768
Payable for fund shares redeemed	688
Accrued management fee	278
Distribution and service plan fees payable	87
Other affiliated payables	67
Other payables and accrued expenses	75
Total liabilities		3,963
Net Assets		$373,603
Net Assets consist of:
Paid in capital		$359,393
Total accumulated earnings (loss)		14,210
Net Assets		$373,603
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($40,848 ÷ 1,868.4 shares)(a)		$21.86
Maximum offering price per share (100/94.25 of $21.86)		$23.19
Class M:
Net Asset Value and redemption price per share ($185,785 ÷ 8,259.6 shares)(a)		$22.49
Maximum offering price per share (100/96.50 of $22.49)		$23.31
Class C:
Net Asset Value and offering price per share ($4,979 ÷ 234.5 shares)(a)		$21.23
Class I:
Net Asset Value, offering price and redemption price per share ($104,751 ÷ 4,682.1 shares)		$22.37
Class Z:
Net Asset Value, offering price and redemption price per share ($37,240 ÷ 1,669.7 shares)		$22.30

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$3,259
Income from Fidelity Central Funds (including $11 from security lending)		38
Income before foreign taxes withheld		3,297
Less foreign taxes withheld		(220)
Total income		3,077
Expenses
Management fee
Basic fee	$1,358
Performance adjustment	498
Transfer agent fees	320
Distribution and service plan fees	610
Accounting fees	107
Custodian fees and expenses	47
Independent trustees' fees and expenses	1
Registration fees	54
Audit	59
Legal	1
Miscellaneous	13
Total expenses before reductions	3,068
Expense reductions	(31)
Total expenses after reductions		3,037
Net investment income (loss)		40
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(368)
Foreign currency transactions	(33)
Total net realized gain (loss)		(401)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $31)	(36,514)
Fidelity Central Funds	1
Assets and liabilities in foreign currencies	10
Total change in net unrealized appreciation (depreciation)		(36,503)
Net gain (loss)		(36,904)
Net increase (decrease) in net assets resulting from operations		$(36,864)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$40	$9,500
Net realized gain (loss)	(401)	18,681
Change in net unrealized appreciation (depreciation)	(36,503)	39,138
Net increase (decrease) in net assets resulting from operations	(36,864)	67,319
Distributions to shareholders	(5,689)	(26,504)
Share transactions - net increase (decrease)	(15,228)	(236,426)
Total increase (decrease) in net assets	(57,781)	(195,611)
Net Assets
Beginning of period	431,384	626,995
End of period	$373,603	$431,384

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Overseas Fund Class A

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$24.27	$22.48	$25.20	$20.40	$21.59	$21.09
Income from Investment Operations
Net investment income (loss)A	–B	.35	.28	.23	.20	.19
Net realized and unrealized gain (loss)	(2.06)	2.38	(2.10)	4.78	(1.31)	.33
Total from investment operations	(2.06)	2.73	(1.82)	5.01	(1.11)	.52
Distributions from net investment income	(.35)	(.21)	(.22)	(.20)	(.08)	(.02)
Distributions from net realized gain	–	(.73)	(.69)	(.02)	–	–
Total distributions	(.35)	(.94)	(.90)C	(.21)D	(.08)	(.02)
Redemption fees added to paid in capitalA	–	–	–	–B	–B	–B
Net asset value, end of period	$21.86	$24.27	$22.48	$25.20	$20.40	$21.59
Total ReturnE,F,G	(8.66)%	12.86%	(7.48)%	24.86%	(5.16)%	2.46%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.51%J	1.21%	1.21%	1.25%	1.36%	1.35%
Expenses net of fee waivers, if any	1.50%J	1.21%	1.21%	1.25%	1.35%	1.35%
Expenses net of all reductions	1.49%J	1.19%	1.20%	1.23%	1.35%	1.34%
Net investment income (loss)	- %J,K	1.53%	1.13%	1.05%	.96%	.89%
Supplemental Data
Net assets, end of period (in millions)	$41	$49	$44	$69	$58	$78
Portfolio turnover rateL	40%J	45%M	39%	42%	94%	29%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.90 per share is comprised of distributions from net investment income of $.219 and distributions from net realized gain of $.685 per share.

 D Total distributions of $.21 per share is comprised of distributions from net investment income of $.198 and distributions from net realized gain of $.015 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount represents less than .005%.

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Overseas Fund Class M

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$24.94	$23.06	$25.84	$20.91	$22.11	$21.62
Income from Investment Operations
Net investment income (loss)A	(.03)	.31	.23	.19	.16	.15
Net realized and unrealized gain (loss)	(2.12)	2.45	(2.15)	4.90	(1.34)	.34
Total from investment operations	(2.15)	2.76	(1.92)	5.09	(1.18)	.49
Distributions from net investment income	(.30)	(.15)	(.17)	(.15)	(.02)	–
Distributions from net realized gain	–	(.73)	(.69)	(.02)	–	–
Total distributions	(.30)	(.88)	(.86)	(.16)B	(.02)	–
Redemption fees added to paid in capitalA	–	–	–	–C	–C	–C
Net asset value, end of period	$22.49	$24.94	$23.06	$25.84	$20.91	$22.11
Total ReturnD,E,F	(8.75)%	12.65%	(7.71)%	24.57%	(5.34)%	2.27%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.72%I	1.42%	1.44%	1.46%	1.56%	1.55%
Expenses net of fee waivers, if any	1.71%I	1.42%	1.43%	1.46%	1.56%	1.55%
Expenses net of all reductions	1.70%I	1.40%	1.43%	1.44%	1.56%	1.55%
Net investment income (loss)	(.21)%I	1.32%	.90%	.84%	.76%	.69%
Supplemental Data
Net assets, end of period (in millions)	$186	$221	$218	$272	$237	$285
Portfolio turnover rateJ	40%I	45%K	39%	42%	94%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.16 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.015 per share.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Overseas Fund Class C

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$23.46	$21.72	$24.41	$19.74	$20.98	$20.63
Income from Investment Operations
Net investment income (loss)A	(.09)	.15	.07	.05	.03	.02
Net realized and unrealized gain (loss)	(2.01)	2.32	(2.02)	4.64	(1.27)	.33
Total from investment operations	(2.10)	2.47	(1.95)	4.69	(1.24)	.35
Distributions from net investment income	(.13)	–	(.06)	(.01)	–	–
Distributions from net realized gain	–	(.73)	(.69)	(.02)	–	–
Total distributions	(.13)	(.73)	(.74)B	(.02)C	–	–
Redemption fees added to paid in capitalA	–	–	–	–D	–D	–D
Net asset value, end of period	$21.23	$23.46	$21.72	$24.41	$19.74	$20.98
Total ReturnE,F,G	(9.03)%	11.94%	(8.23)%	23.81%	(5.91)%	1.70%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.32%J	2.03%	2.03%	2.06%	2.16%	2.15%
Expenses net of fee waivers, if any	2.32%J	2.03%	2.03%	2.05%	2.16%	2.15%
Expenses net of all reductions	2.31%J	2.02%	2.02%	2.04%	2.16%	2.14%
Net investment income (loss)	(.82)%J	.70%	.31%	.24%	.16%	.09%
Supplemental Data
Net assets, end of period (in millions)	$5	$6	$13	$17	$16	$19
Portfolio turnover rateK	40%J	45%L	39%	42%	94%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.74 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $.685 per share.

 C Total distributions of $.02 per share is comprised of distributions from net investment income of $.009 and distributions from net realized gain of $.015 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Overseas Fund Class I

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$24.79	$22.99	$25.74	$20.86	$22.06	$21.55
Income from Investment Operations
Net investment income (loss)A	.04	.42	.36	.31	.27	.27
Net realized and unrealized gain (loss)	(2.11)	2.43	(2.15)	4.87	(1.33)	.34
Total from investment operations	(2.07)	2.85	(1.79)	5.18	(1.06)	.61
Distributions from net investment income	(.35)	(.32)	(.28)	(.29)	(.14)	(.10)
Distributions from net realized gain	–	(.73)	(.69)	(.02)	–	–
Total distributions	(.35)	(1.05)	(.96)B	(.30)C	(.14)	(.10)
Redemption fees added to paid in capitalA	–	–	–	–D	–D	–D
Net asset value, end of period	$22.37	$24.79	$22.99	$25.74	$20.86	$22.06
Total ReturnE,F	(8.51)%	13.21%	(7.23)%	25.24%	(4.85)%	2.82%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.14%I	.91%	.92%	.95%	1.04%	1.03%
Expenses net of fee waivers, if any	1.14%I	.91%	.92%	.94%	1.04%	1.03%
Expenses net of all reductions	1.13%I	.90%	.91%	.92%	1.03%	1.02%
Net investment income (loss)	.36%I	1.82%	1.42%	1.35%	1.28%	1.21%
Supplemental Data
Net assets, end of period (in millions)	$105	$117	$305	$306	$311	$298
Portfolio turnover rateJ	40%I	45%K	39%	42%	94%	29%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.96 per share is comprised of distributions from net investment income of $.276 and distributions from net realized gain of $.685 per share.

 C Total distributions of $.30 per share is comprised of distributions from net investment income of $.287 and distributions from net realized gain of $.015 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Overseas Fund Class Z

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$24.79	$23.00	$25.76	$20.88
Income from Investment Operations
Net investment income (loss)B	.05	.45	.38	.19
Net realized and unrealized gain (loss)	(2.10)	2.43	(2.14)	4.69
Total from investment operations	(2.05)	2.88	(1.76)	4.88
Distributions from net investment income	(.44)	(.36)	(.31)	–
Distributions from net realized gain	–	(.73)	(.69)	–
Total distributions	(.44)	(1.09)	(1.00)	–
Net asset value, end of period	$22.30	$24.79	$23.00	$25.76
Total ReturnC,D	(8.46)%	13.38%	(7.13)%	23.37%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.08%G	.77%	.79%	.82%G
Expenses net of fee waivers, if any	1.07%G	.77%	.79%	.82%G
Expenses net of all reductions	1.06%G	.76%	.78%	.80%G
Net investment income (loss)	.43%G	1.96%	1.55%	1.02%G
Supplemental Data
Net assets, end of period (in millions)	$37	$38	$47	$2
Portfolio turnover rateH	40%G	45%I	39%	42%

 A For the period February 1, 2017 (commencement of sale of shares) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Overseas Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in-kind and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$62,546
Gross unrealized depreciation	(30,239)
Net unrealized appreciation (depreciation)	$32,307
Tax cost	$342,550

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(8,508)
Long-term	(9,067)
Total capital loss carryforward	$(17,575)

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Overseas Fund	82,005	106,695

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .90% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$57	$2
Class M	.25%	.25%	524	9
Class C	.75%	.25%	29	2
			$610	$13

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2
Class M	1
Class C(a)	–(b)
$3

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

 (b) In the amount of less than five-hundred dollars.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$51.22
Class M	191.18
Class C	8.29
Class I	62.11
Class Z	8.04
	$320

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Advisor Overseas Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Overseas Fund	$–(a)

 (a) In the amount of less than five hundred dollars.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 7,266 shares of the Fund were redeemed in-kind for investments and cash with a value of $175,742. The Fund had a net realized gain of $37,143 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Overseas Fund	$1

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Total fees paid by the Fund to NFS, as lending agent, amounted to less than five hundred dollars. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $17 for the period.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $13 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$677	$1,792
Class M	2,629	8,320
Class C	33	405
Class I	1,659	13,825
Class Z	691	2,162
Total	$5,689	$26,504

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended April 30, 2020	Year ended October 31, 2019	Six months ended April 30, 2020	Year ended October 31, 2019
Class A
Shares sold	47	359	$1,090	$8,058
Reinvestment of distributions	26	82	636	1,682
Shares redeemed	(217)	(370)	(4,995)	(8,415)
Net increase (decrease)	(144)	71	$(3,269)	$1,325
Class M
Shares sold	545	1,153	$13,140	$26,662
Reinvestment of distributions	102	387	2,594	8,221
Shares redeemed	(1,245)	(2,139)	(29,811)	(49,578)
Net increase (decrease)	(598)	(599)	$(14,077)	$(14,695)
Class C
Shares sold	14	20	$322	$442
Reinvestment of distributions	1	20	31	400
Shares redeemed	(43)	(374)	(971)	(8,113)
Net increase (decrease)	(28)	(334)	$(618)	$(7,271)
Class I
Shares sold	228	1,668	$5,525	$37,446
Reinvestment of distributions	20	498	502	10,458
Shares redeemed	(295)	(10,721)(a)	(6,454)	(255,996)(a)
Net increase (decrease)	(47)	(8,555)	$(427)	$(208,092)
Class Z
Shares sold	389	1,247	$8,982	$28,907
Reinvestment of distributions	7	51	181	1,076
Shares redeemed	(267)	(1,796)	(6,000)	(37,676)
Net increase (decrease)	129	(498)	$3,163	$(7,693)

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Fidelity International Fund was the owner of record of approximately 18% of the total outstanding shares of the Fund.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Class A	1.50%
Actual		$1,000.00	$913.40	$7.14
Hypothetical-C		$1,000.00	$1,017.40	$7.52
Class M	1.71%
Actual		$1,000.00	$912.50	$8.13
Hypothetical-C		$1,000.00	$1,016.36	$8.57
Class C	2.32%
Actual		$1,000.00	$909.70	$11.02
Hypothetical-C		$1,000.00	$1,013.33	$11.61
Class I	1.14%
Actual		$1,000.00	$914.90	$5.43
Hypothetical-C		$1,000.00	$1,019.19	$5.72
Class Z	1.07%
Actual		$1,000.00	$915.40	$5.10
Hypothetical-C		$1,000.00	$1,019.54	$5.37

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Overseas Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor Overseas Fund

2019 Total Return % vs. Morningstar Foreign Large Blend and MSCI EAFE (Net MA):
75% beaten
25% beaten
Benchmark
Class I
Class C
4.00
2.00
0.00
-2.00
-4.00
3.17
2.01
1.31
1.69
-2.28
35.0
30.0
25.0
20.0
33.7
30.7
29.2
29.3
22.4
20.0
15.0
10.0
5.0
20.0
13.4
12.8
13.0
5.8
1 Year
3 Year
5 Year

% Beaten

	1 Year	3 Year	5 Year
Class A	84%	89%	88%
Class C	79%	70%	75%
Class I	86%	91%	91%
Class M	83%	87%	87%
Class Z	86%	-	-

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Advisor Overseas Fund

The Board considered that effective August 1, 2014, the fund's individual fund fee rate was reduced from 0.450% to 0.424%. The Board considered that the chart below reflects the fund's lower management fee rate for 2014, as if the lower fee rate were in effect for the entire year.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, and Class Z ranked below the competitive median for the 12-month period ended June 30, 2019 and the total expense ratio of each of Class M and Class C ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that, when compared with competitor funds that charge a 0.50% 12b-1 fee, the total expense ratio of Class M is below median. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

OS-SANN-0620
1.703565.122

Fidelity Advisor® International Capital Appreciation Fund

Semi-Annual Report

April 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Five Stocks as of April 30, 2020

% of fund's net assets
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	2.8
Nestle SA (Reg. S) (Switzerland, Food Products)	2.6
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	2.5
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.2
12.4

Top Five Market Sectors as of April 30, 2020

% of fund's net assets
Information Technology	17.5
Financials	16.5
Consumer Discretionary	13.5
Industrials	12.8
Health Care	9.5

Top Five Countries as of April 30, 2020

(excluding cash equivalents)	% of fund's net assets
France	10.9
Switzerland	10.0
Germany	8.8
Canada	8.6
United States of America	8.4

Asset Allocation (% of fund's net assets)

As of April 30, 2020
Stocks	98.3%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
Australia - 1.4%
CSL Ltd.	258,553	$51,536,692
Bailiwick of Jersey - 1.1%
Experian PLC	1,331,900	39,997,450
Bermuda - 1.0%
IHS Markit Ltd.	523,200	35,211,360
Brazil - 1.0%
BM&F BOVESPA SA	5,232,100	36,965,976
Canada - 8.6%
Barrick Gold Corp.	1,667,300	42,882,956
Brookfield Asset Management, Inc. Class A	1,292,250	43,703,895
Canadian National Railway Co.	565,440	46,760,155
Canadian Pacific Railway Ltd.	174,200	39,591,876
Constellation Software, Inc.	40,580	39,022,628
Thomson Reuters Corp.	539,000	37,975,308
Waste Connection, Inc. (Canada)	403,730	34,735,949
Wheaton Precious Metals Corp.	969,000	36,819,146

TOTAL CANADA		321,491,913

Cayman Islands - 8.4%
Alibaba Group Holding Ltd. sponsored ADR (a)	511,560	103,677,867
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	318,000	40,595,880
Shenzhou International Group Holdings Ltd.	2,977,300	34,362,916
TAL Education Group ADR (a)	735,500	39,856,745
Tencent Holdings Ltd.	1,783,100	93,736,565

TOTAL CAYMAN ISLANDS		312,229,973

China - 3.1%
Kweichow Moutai Co. Ltd. (A Shares)	202,600	36,040,342
Ping An Insurance Group Co. of China Ltd. (H Shares)	4,505,000	45,844,058
Wuliangye Yibin Co. Ltd. (A Shares)	1,856,700	35,273,424

TOTAL CHINA		117,157,824

Denmark - 3.6%
DSV A/S	394,644	40,720,619
Novo Nordisk A/S Series B	880,200	56,147,981
ORSTED A/S (b)	373,900	37,800,457

TOTAL DENMARK		134,669,057

Finland - 1.0%
Kone OYJ (B Shares)	637,235	38,630,729
France - 10.9%
Air Liquide SA	354,870	45,087,778
Dassault Systemes SA	258,500	37,831,673
Hermes International SCA	51,926	37,999,895
Kering SA	81,362	41,389,238
L'Oreal SA	177,820	51,699,603
LVMH Moet Hennessy Louis Vuitton SE	145,671	56,315,383
Pernod Ricard SA	261,900	39,922,133
Sanofi SA	585,900	57,265,199
SR Teleperformance SA	170,500	38,209,276

TOTAL FRANCE		405,720,178

Germany - 8.8%
adidas AG	182,957	41,884,815
Allianz SE	250,500	46,359,321
Deutsche Borse AG	274,100	42,496,050
Hannover Reuck SE	180,286	28,745,913
Nemetschek Se	555,737	35,017,753
SAP SE	484,600	57,719,396
Symrise AG	351,000	35,559,690
Vonovia SE	809,400	39,958,494

TOTAL GERMANY		327,741,432

Hong Kong - 1.5%
AIA Group Ltd.	6,006,600	55,127,190
India - 4.6%
HDFC Bank Ltd.	2,785,332	36,583,590
Housing Development Finance Corp. Ltd.	1,953,369	49,419,955
Kotak Mahindra Bank Ltd.	2,118,846	38,059,232
Reliance Industries Ltd.	2,440,400	47,458,215

TOTAL INDIA		171,520,992

Indonesia - 1.0%
PT Bank Central Asia Tbk	22,126,500	38,327,306
Ireland - 1.9%
Aon PLC	194,400	33,567,048
Kingspan Group PLC (Ireland)	82,841	4,221,331
Linde PLC	186,300	34,277,337

TOTAL IRELAND		72,065,716

Italy - 1.2%
Enel SpA	6,749,700	46,103,497
Japan - 2.4%
Hoya Corp.	436,900	40,166,383
Keyence Corp.	131,568	47,531,951

TOTAL JAPAN		87,698,334

Netherlands - 5.6%
Adyen BV (a)(b)	39,448	38,958,057
ASML Holding NV (Netherlands)	205,400	59,994,363
Ferrari NV	240,100	37,730,488
Wolters Kluwer NV	508,339	37,390,088
Yandex NV Series A (a)	941,600	35,573,648

TOTAL NETHERLANDS		209,646,644

Spain - 2.2%
Cellnex Telecom SA (b)	675,412	35,379,181
Iberdrola SA	4,698,951	46,744,166

TOTAL SPAIN		82,123,347

Sweden - 2.1%
Atlas Copco AB (A Shares) (c)	1,174,900	40,492,313
Hexagon AB (B Shares)	764,883	37,534,293

TOTAL SWEDEN		78,026,606

Switzerland - 10.0%
Givaudan SA	11,795	39,506,071
Nestle SA (Reg. S)	903,830	95,724,663
Partners Group Holding AG	50,193	39,509,600
Roche Holding AG (participation certificate)	238,090	82,449,943
Sika AG	228,366	37,783,010
Temenos Group AG	275,020	35,786,078
Zurich Insurance Group Ltd.	127,345	40,375,287

TOTAL SWITZERLAND		371,134,652

Taiwan - 2.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	8,312,000	83,699,206
United Kingdom - 6.2%
AstraZeneca PLC (United Kingdom)	600,800	62,838,935
Atlassian Corp. PLC (a)	212,000	32,963,880
Diageo PLC	1,512,454	52,073,568
London Stock Exchange Group PLC	434,200	40,774,993
RELX PLC (London Stock Exchange)	1,900,958	43,012,820

TOTAL UNITED KINGDOM		231,664,196

United States of America - 8.4%
Amazon.com, Inc. (a)	14,550	35,996,700
American Tower Corp.	136,800	32,558,400
MasterCard, Inc. Class A	130,250	35,814,843
MercadoLibre, Inc. (a)	58,400	34,076,984
Microsoft Corp.	199,400	35,734,474
Netflix, Inc. (a)	83,400	35,015,490
NextEra Energy, Inc.	137,112	31,689,325
NICE Systems Ltd. sponsored ADR (a)(c)	221,100	36,326,730
Visa, Inc. Class A	199,240	35,608,173

TOTAL UNITED STATES OF AMERICA		312,821,119

TOTAL COMMON STOCKS
(Cost $3,301,215,605)		3,661,311,389

Money Market Funds - 2.9%
Fidelity Cash Central Fund 0.16% (d)	52,174,413	52,190,065
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	57,717,113	57,722,885
TOTAL MONEY MARKET FUNDS
(Cost $109,912,779)		109,912,950
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $3,411,128,384)		3,771,224,339
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(45,295,885)
NET ASSETS - 100%		$3,725,928,454

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $112,137,695 or 3.0% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$353,091
Fidelity Securities Lending Cash Central Fund	79,471
Total	$432,562

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$199,704,884	$105,968,319	$93,736,565	$--
Consumer Discretionary	503,886,911	329,934,559	173,952,352	--
Consumer Staples	310,733,733	39,922,133	270,811,600	--
Energy	47,458,215	--	47,458,215	--
Financials	615,859,414	269,626,746	346,232,668	--
Health Care	350,405,133	97,431,582	252,973,551	--
Industrials	476,949,274	396,459,511	80,489,763	--
Information Technology	649,543,498	410,596,240	238,947,258	--
Materials	271,915,988	191,268,520	80,647,468	--
Real Estate	72,516,894	72,516,894	--	--
Utilities	162,337,445	69,489,782	92,847,663	--
Money Market Funds	109,912,950	109,912,950	--	--
Total Investments in Securities:	$3,771,224,339	$2,093,127,236	$1,678,097,103	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $54,654,468) — See accompanying schedule: Unaffiliated issuers (cost $3,301,215,605)	$3,661,311,389
Fidelity Central Funds (cost $109,912,779)	109,912,950
Total Investment in Securities (cost $3,411,128,384)		$3,771,224,339
Receivable for investments sold		59,056,213
Receivable for fund shares sold		29,926,793
Dividends receivable		6,405,985
Distributions receivable from Fidelity Central Funds		32,697
Prepaid expenses		1,074
Other receivables		692,268
Total assets		3,867,339,369
Liabilities
Payable to custodian bank	$25,311,981
Payable for investments purchased	46,761,324
Payable for fund shares redeemed	8,292,151
Accrued management fee	2,312,612
Distribution and service plan fees payable	197,313
Other affiliated payables	552,184
Other payables and accrued expenses	262,614
Collateral on securities loaned	57,720,736
Total liabilities		141,410,915
Net Assets		$3,725,928,454
Net Assets consist of:
Paid in capital		$3,609,401,722
Total accumulated earnings (loss)		116,526,732
Net Assets		$3,725,928,454
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($298,824,390 ÷ 14,896,451 shares)(a)		$20.06
Maximum offering price per share (100/94.25 of $20.06)		$21.28
Class M:
Net Asset Value and redemption price per share ($121,284,917 ÷ 6,206,413 shares)(a)		$19.54
Maximum offering price per share (100/96.50 of $19.54)		$20.25
Class C:
Net Asset Value and offering price per share ($110,719,640 ÷ 6,308,762 shares)(a)		$17.55
Class I:
Net Asset Value, offering price and redemption price per share ($2,544,689,945 ÷ 118,722,004 shares)		$21.43
Class Z:
Net Asset Value, offering price and redemption price per share ($650,409,562 ÷ 30,308,715 shares)		$21.46

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$21,370,343
Non-Cash dividends		1,122,484
Income from Fidelity Central Funds (including $79,471 from security lending)		432,562
Income before foreign taxes withheld		22,925,389
Less foreign taxes withheld		(2,581,067)
Total income		20,344,322
Expenses
Management fee
Basic fee	$11,587,759
Performance adjustment	1,732,730
Transfer agent fees	2,590,821
Distribution and service plan fees	1,289,991
Accounting fees	720,467
Custodian fees and expenses	220,142
Independent trustees' fees and expenses	9,585
Registration fees	244,511
Audit	52,721
Legal	4,400
Interest	558
Miscellaneous	98,899
Total expenses before reductions	18,552,584
Expense reductions	(445,856)
Total expenses after reductions		18,106,728
Net investment income (loss)		2,237,594
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(226,171,817)
Fidelity Central Funds	2,421
Foreign currency transactions	495,640
Total net realized gain (loss)		(225,673,756)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $588,082)	(33,447,870)
Fidelity Central Funds	171
Assets and liabilities in foreign currencies	(14,873)
Total change in net unrealized appreciation (depreciation)		(33,462,572)
Net gain (loss)		(259,136,328)
Net increase (decrease) in net assets resulting from operations		$(256,898,734)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,237,594	$16,582,037
Net realized gain (loss)	(225,673,756)	23,446,536
Change in net unrealized appreciation (depreciation)	(33,462,572)	376,589,380
Net increase (decrease) in net assets resulting from operations	(256,898,734)	416,617,953
Distributions to shareholders	(16,322,919)	(7,117,696)
Share transactions - net increase (decrease)	1,057,300,874	877,461,117
Total increase (decrease) in net assets	784,079,221	1,286,961,374
Net Assets
Beginning of period	2,941,849,233	1,654,887,859
End of period	$3,725,928,454	$2,941,849,233

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor International Capital Appreciation Fund Class A

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$21.45	$17.63	$19.14	$15.26	$15.25	$14.77
Income from Investment Operations
Net investment income (loss)A	(.01)	.11B	.07	.04	.05	.05
Net realized and unrealized gain (loss)	(1.30)	3.75	(1.57)	3.86	(.03)	.46
Total from investment operations	(1.31)	3.86	(1.50)	3.90	.02	.51
Distributions from net investment income	(.08)	(.04)	(.01)	(.02)	(.01)	(.03)
Total distributions	(.08)	(.04)	(.01)	(.02)	(.01)	(.03)
Redemption fees added to paid in capitalA	–	–	–	–C	–C	–C
Net asset value, end of period	$20.06	$21.45	$17.63	$19.14	$15.26	$15.25
Total ReturnD,E,F	(6.12)%	21.93%	(7.85)%	25.56%	.12%	3.46%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.31%I	1.27%	1.29%	1.38%	1.50%	1.58%
Expenses net of fee waivers, if any	1.31%I	1.27%	1.29%	1.37%	1.45%	1.45%
Expenses net of all reductions	1.28%I	1.25%	1.23%	1.35%	1.43%	1.42%
Net investment income (loss)	(.08)%I	.57%B	.35%	.21%	.34%	.30%
Supplemental Data
Net assets, end of period (000 omitted)	$298,824	$278,326	$190,278	$173,948	$127,536	$89,753
Portfolio turnover rateJ	130%I	133%	151%	155%	167%	176%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend the ratio of net investment income (loss) to average net assets would have been .15%.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor International Capital Appreciation Fund Class M

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$20.89	$17.17	$18.68	$14.92	$14.94	$14.47
Income from Investment Operations
Net investment income (loss)A	(.03)	.06B	.02	(.01)	.01	.01
Net realized and unrealized gain (loss)	(1.28)	3.66	(1.53)	3.77	(.03)	.46
Total from investment operations	(1.31)	3.72	(1.51)	3.76	(.02)	.47
Distributions from net investment income	(.04)	–	–	–	–	–
Total distributions	(.04)	–	–	–	–	–
Redemption fees added to paid in capitalA	–	–	–	–C	–C	–C
Net asset value, end of period	$19.54	$20.89	$17.17	$18.68	$14.92	$14.94
Total ReturnD,E,F	(6.27)%	21.67%	(8.08)%	25.20%	(.13)%	3.25%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.56%I	1.53%	1.55%	1.63%	1.76%	1.86%
Expenses net of fee waivers, if any	1.56%I	1.53%	1.55%	1.63%	1.70%	1.70%
Expenses net of all reductions	1.53%I	1.51%	1.49%	1.61%	1.68%	1.67%
Net investment income (loss)	(.33)%I	.31%B	.10%	(.04)%	.09%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$121,285	$127,176	$87,750	$86,547	$62,866	$60,293
Portfolio turnover rateJ	130%I	133%	151%	155%	167%	176%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend the ratio of net investment income (loss) to average net assets would have been (.11) %.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor International Capital Appreciation Fund Class C

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$18.77	$15.51	$16.95	$13.61	$13.69	$13.33
Income from Investment Operations
Net investment income (loss)A	(.08)	(.03)B	(.07)	(.08)	(.06)	(.06)
Net realized and unrealized gain (loss)	(1.14)	3.29	(1.37)	3.42	(.02)	.42
Total from investment operations	(1.22)	3.26	(1.44)	3.34	(.08)	.36
Distributions from net investment income	–	–	–	–	–	–
Total distributions	–	–	–	–	–	–
Redemption fees added to paid in capitalA	–	–	–	–C	–C	–C
Net asset value, end of period	$17.55	$18.77	$15.51	$16.95	$13.61	$13.69
Total ReturnD,E,F	(6.50)%	21.02%	(8.50)%	24.54%	(.58)%	2.70%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.05%I	2.02%	2.04%	2.13%	2.27%	2.33%
Expenses net of fee waivers, if any	2.05%I	2.01%	2.04%	2.12%	2.20%	2.20%
Expenses net of all reductions	2.03%I	2.00%	1.99%	2.10%	2.18%	2.17%
Net investment income (loss)	(.83)%I	(.17)%B	(.40)%	(.54)%	(.41)%	(.45)%
Supplemental Data
Net assets, end of period (000 omitted)	$110,720	$112,150	$107,858	$85,022	$42,146	$36,491
Portfolio turnover rateJ	130%I	133%	151%	155%	167%	176%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.07 per share. Excluding this non-recurring dividend the ratio of net investment income (loss) to average net assets would have been (.60) %.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor International Capital Appreciation Fund Class I

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$22.93	$18.85	$20.44	$16.30	$16.28	$15.75
Income from Investment Operations
Net investment income (loss)A	.02	.18B	.13	.09	.10	.09
Net realized and unrealized gain (loss)	(1.39)	4.00	(1.68)	4.11	(.04)	.51
Total from investment operations	(1.37)	4.18	(1.55)	4.20	.06	.60
Distributions from net investment income	(.13)	(.10)	(.04)	(.06)	(.04)	(.07)
Total distributions	(.13)	(.10)	(.04)	(.06)	(.04)	(.07)
Redemption fees added to paid in capitalA	–	–	–	–C	–C	–C
Net asset value, end of period	$21.43	$22.93	$18.85	$20.44	$16.30	$16.28
Total ReturnD,E	(6.02)%	22.29%	(7.58)%	25.87%	.36%	3.80%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.03%H	.99%	1.02%	1.09%	1.21%	1.27%
Expenses net of fee waivers, if any	1.03%H	.99%	1.02%	1.08%	1.20%	1.20%
Expenses net of all reductions	1.01%H	.98%	.96%	1.06%	1.18%	1.17%
Net investment income (loss)	.19%H	.85%B	.63%	.50%	.59%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$2,544,690	$2,020,956	$1,115,089	$652,774	$169,594	$72,421
Portfolio turnover rateI	130%H	133%	151%	155%	167%	176%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend the ratio of net investment income (loss) to average net assets would have been .43%.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor International Capital Appreciation Fund Class Z

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$22.96	$18.88	$20.46	$16.22
Income from Investment Operations
Net investment income (loss)B	.04	.21C	.16	.06
Net realized and unrealized gain (loss)	(1.39)	3.99	(1.68)	4.18
Total from investment operations	(1.35)	4.20	(1.52)	4.24
Distributions from net investment income	(.15)	(.12)	(.06)	–
Total distributions	(.15)	(.12)	(.06)	–
Redemption fees added to paid in capitalB	–	–	–	–D
Net asset value, end of period	$21.46	$22.96	$18.88	$20.46
Total ReturnE,F	(5.93)%	22.41%	(7.46)%	26.14%
Ratios to Average Net AssetsG,H
Expenses before reductions	.91%I	.87%	.89%	.96%I
Expenses net of fee waivers, if any	.91%I	.87%	.89%	.96%I
Expenses net of all reductions	.88%I	.85%	.83%	.94%I
Net investment income (loss)	.32%I	.97%C	.76%	.42%I
Supplemental Data
Net assets, end of period (000 omitted)	$650,410	$403,241	$153,913	$59,734
Portfolio turnover rateJ	130%I	133%	151%	155%

 A For the period February 1, 2017 (commencement of sale of shares) to October 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend the ratio of net investment income (loss) to average net assets would have been .55%.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity Advisor International Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$421,089,176
Gross unrealized depreciation	(91,876,910)
Net unrealized appreciation (depreciation)	$329,212,266
Tax cost	$3,442,012,073

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(15,443,313)

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor International Capital Appreciation	3,252,098,197	2,168,535,810

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .79% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$375,794	$39,623
Class M	.25%	.25%	325,726	2,645
Class C	.75%	.25%	588,471	139,499
			$1,289,991	$181,767

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$131,864
Class M	12,886
Class C(a)	10,831
$155,581

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$288,270.19
Class M	125,649.19
Class C	109,315.19
Class I	1,955,080.17
Class Z	112,507.04
	$2,590,821

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Advisor International Capital Appreciation	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor International Capital Appreciation	$15,098

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor International Capital Appreciation	Borrower	$17,868,333.37%		$558

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor International Capital Appreciation	$4,045

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $274. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $419,277 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1,199. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class C	$26

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6,484.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $18,870 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$1,134,328	$402,278
Class M	266,828	–
Class I	12,038,964	5,699,242
Class Z	2,882,799	1,016,176
Total	$16,322,919	$7,117,696

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended April 30, 2020	Year ended October 31, 2019	Six months ended April 30, 2020	Year ended October 31, 2019
Class A
Shares sold	3,898,930	5,533,808	$82,285,708	$110,458,286
Reinvestment of distributions	49,995	22,478	1,099,382	392,018
Shares redeemed	(2,026,500)	(3,374,729)	(40,879,824)	(64,580,390)
Net increase (decrease)	1,922,425	2,181,557	$42,505,266	$46,269,914
Class M
Shares sold	1,020,078	1,952,405	$21,130,188	$38,636,480
Reinvestment of distributions	12,373	–	265,276	–
Shares redeemed	(914,840)	(973,543)	(18,084,260)	(18,369,399)
Net increase (decrease)	117,611	978,862	$3,311,204	$20,267,081
Class C
Shares sold	1,203,097	1,621,399	$22,981,881	$27,727,620
Shares redeemed	(870,354)	(2,601,635)	(15,479,022)	(44,012,034)
Net increase (decrease)	332,743	(980,236)	$7,502,859	$(16,284,414)
Class I
Shares sold	53,116,365	56,664,995	$1,187,408,826	$1,190,102,614
Reinvestment of distributions	424,968	250,184	9,973,988	4,653,416
Shares redeemed	(22,952,600)	(27,933,337)	(486,296,113)	(567,157,476)
Net increase (decrease)	30,588,733	28,981,842	$711,086,701	$627,598,554
Class Z
Shares sold	16,687,191	12,961,355	$376,016,260	$273,077,124
Reinvestment of distributions	97,435	38,432	2,287,763	715,226
Shares redeemed	(4,036,205)	(3,591,416)	(85,409,179)	(74,182,368)
Net increase (decrease)	12,748,421	9,408,371	$292,894,844	$199,609,982

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Class A	1.31%
Actual		$1,000.00	$938.80	$6.31
Hypothetical-C		$1,000.00	$1,018.35	$6.57
Class M	1.56%
Actual		$1,000.00	$937.30	$7.51
Hypothetical-C		$1,000.00	$1,017.11	$7.82
Class C	2.05%
Actual		$1,000.00	$935.00	$9.86
Hypothetical-C		$1,000.00	$1,014.67	$10.27
Class I	1.03%
Actual		$1,000.00	$939.80	$4.97
Hypothetical-C		$1,000.00	$1,019.74	$5.17
Class Z	.91%
Actual		$1,000.00	$940.70	$4.39
Hypothetical-C		$1,000.00	$1,020.34	$4.57

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor International Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor International Capital Appreciation Fund

2019 Total Return % vs. Morningstar Custom Foreign Large Value Blend Growth and MSCI AC Wld exUS (Net MA):
75% beaten
25% beaten
Benchmark
Class I
Class C
10.0
5.0
0.0
-5.0
8.1
7.0
1.5
2.0
-2.9
40.0
35.0
30.0
25.0
20.0
38.8
34.6
31.6
30.6
21.2
50.0
40.0
30.0
20.0
10.0
0.0
43.1
36.0
12.2
16.8
3.8
1 Year
3 Year
5 Year

% Beaten

	1 Year	3 Year	5 Year
Class A	96%	92%	97%
Class C	94%	87%	95%
Class I	96%	94%	98%
Class M	95%	91%	97%
Class Z	97%	-	-

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Advisor International Capital Appreciation Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Class Z ranked below the competitive median for the 12-month period ended June 30, 2019 and the total expense ratio of each of Class A, Class M, Class C, and Class I ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class A was above the competitive median because of positive performance fees. Excluding performance fees, the total expense ratio of Class A ranked below the median. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, and Class Z of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 1.20%, and 1.05% through February 28, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

AICAP-SANN-0620
1.703428.122

Fidelity Advisor® Diversified International Fund

Semi-Annual Report

April 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Five Stocks as of April 30, 2020

% of fund's net assets
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.0
SAP SE (Germany, Software)	2.4
ASML Holding NV (Netherlands, Semiconductors & Semiconductor Equipment)	2.3
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	1.9
AIA Group Ltd. (Hong Kong, Insurance)	1.9
11.5

Top Five Market Sectors as of April 30, 2020

% of fund's net assets
Information Technology	17.8
Financials	16.3
Health Care	15.9
Industrials	15.6
Consumer Discretionary	9.1

Top Five Countries as of April 30, 2020

(excluding cash equivalents)	% of fund's net assets
Japan	18.1
Germany	10.6
United Kingdom	8.8
France	8.6
Switzerland	7.1

Asset Allocation (% of fund's net assets)

As of April 30, 2020
Stocks	97.1%
Short-Term Investments and Net Other Assets (Liabilities)	2.9%

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value (000s)
Australia - 1.6%
Aristocrat Leisure Ltd.	229,647	$3,766
CSL Ltd.	71,481	14,248
Magellan Financial Group Ltd.	175,156	5,738

TOTAL AUSTRALIA		23,752

Bailiwick of Jersey - 0.9%
Clarivate Analytics PLC (a)	22,540	518
Experian PLC	307,400	9,231
Ferguson PLC	44,746	3,226

TOTAL BAILIWICK OF JERSEY		12,975

Belgium - 1.2%
Galapagos Genomics NV (a)	16,900	3,734
KBC Groep NV	199,280	10,809
UCB SA	37,000	3,387

TOTAL BELGIUM		17,930

Bermuda - 1.8%
China Gas Holdings Ltd.	1,102,200	4,011
Credicorp Ltd. (United States)	30,205	4,501
Hiscox Ltd.	243,273	2,153
IHS Markit Ltd.	127,688	8,593
Marvell Technology Group Ltd.	251,500	6,725

TOTAL BERMUDA		25,983

Canada - 2.6%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	415,000	11,580
Brookfield Asset Management, Inc. (Canada) Class A	7,900	267
Constellation Software, Inc.	7,800	7,501
Fairfax India Holdings Corp. (a)(b)	329,500	2,554
Franco-Nevada Corp.	53,800	7,118
Waste Connection, Inc. (Canada)	27,800	2,392
Wheaton Precious Metals Corp.	180,100	6,843

TOTAL CANADA		38,255

Cayman Islands - 3.2%
Alibaba Group Holding Ltd. sponsored ADR (a)	70,500	14,288
Anta Sports Products Ltd.	532,000	4,531
Hansoh Pharmaceutical Group Co. Ltd. (b)	726,000	2,803
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	31,600	4,034
Tencent Holdings Ltd.	328,300	17,259
Zai Lab Ltd. ADR (a)	62,254	3,905

TOTAL CAYMAN ISLANDS		46,820

China - 1.0%
Kweichow Moutai Co. Ltd. (A Shares)	43,976	7,823
Ping An Insurance Group Co. of China Ltd. (H Shares)	636,000	6,472

TOTAL CHINA		14,295

Denmark - 1.8%
DSV A/S	128,400	13,249
GN Store Nord A/S	32,800	1,500
ORSTED A/S (b)	110,900	11,212

TOTAL DENMARK		25,961

France - 8.6%
Amundi SA (b)	122,358	8,126
Capgemini SA	137,600	12,929
Danone SA	31,300	2,182
Dassault Systemes SA	34,200	5,005
Edenred SA	116,500	4,694
Kering SA	12,171	6,191
Legrand SA	93,800	6,289
LVMH Moet Hennessy Louis Vuitton SE	54,043	20,893
Pernod Ricard SA	38,200	5,823
Sanofi SA	250,755	24,509
SR Teleperformance SA	63,000	14,118
VINCI SA	151,000	12,370
Worldline SA (a)(b)	18,700	1,270

TOTAL FRANCE		124,399

Germany - 10.6%
adidas AG	60,809	13,921
Allianz SE	72,700	13,454
Bayer AG	162,326	10,698
Deutsche Borse AG	85,800	13,302
Deutsche Post AG	307,526	9,136
Hannover Reuck SE	62,500	9,965
Linde PLC (c)	91,038	16,810
RWE AG	173,700	4,995
SAP SE	294,673	35,098
Scout24 AG (b)	111,100	7,268
Symrise AG	99,800	10,111
Vonovia SE	189,600	9,360

TOTAL GERMANY		154,118

Hong Kong - 2.1%
AIA Group Ltd.	2,982,600	27,374
Techtronic Industries Co. Ltd.	494,000	3,746

TOTAL HONG KONG		31,120

India - 3.8%
Axis Bank Ltd.	496,958	2,904
HDFC Bank Ltd.	1,040,442	13,666
Housing Development Finance Corp. Ltd.	507,687	12,844
Kotak Mahindra Bank Ltd.	427,540	7,680
Reliance Industries Ltd.	935,608	18,195

TOTAL INDIA		55,289

Indonesia - 0.9%
PT Bank Central Asia Tbk	3,981,200	6,896
PT Bank Rakyat Indonesia Tbk	30,175,200	5,488

TOTAL INDONESIA		12,384

Ireland - 2.8%
Aon PLC	42,500	7,338
CRH PLC	227,900	6,871
DCC PLC (United Kingdom)	27,400	1,953
Kerry Group PLC Class A	84,500	9,695
Kingspan Group PLC (Ireland)	145,681	7,423
Ryanair Holdings PLC sponsored ADR (a)	118,936	7,549

TOTAL IRELAND		40,829

Italy - 1.3%
Enel SpA	1,129,400	7,714
FinecoBank SpA	411,400	4,571
Recordati SpA	158,200	6,877

TOTAL ITALY		19,162

Japan - 18.1%
Astellas Pharma, Inc.	207,200	3,427
Bandai Namco Holdings, Inc.	77,800	3,887
Daikin Industries Ltd.	85,300	10,947
Fast Retailing Co. Ltd.	1,600	759
Hoya Corp.	257,300	23,655
Iriso Electronics Co. Ltd.	26,351	745
Itochu Corp.	539,800	10,583
Kao Corp.	142,500	10,989
Keyence Corp.	72,900	26,337
KH Neochem Co. Ltd.	86,000	1,515
Minebea Mitsumi, Inc.	888,300	14,443
Misumi Group, Inc.	206,300	4,971
Nabtesco Corp.	77,400	2,243
Nitori Holdings Co. Ltd.	72,603	11,176
Oracle Corp. Japan	30,300	3,140
ORIX Corp.	629,700	7,564
PALTAC Corp.	39,500	2,076
Park24 Co. Ltd.	51,800	834
Persol Holdings Co., Ltd.	366,200	4,303
Recruit Holdings Co. Ltd.	410,400	11,972
Relo Group, Inc.	71,100	1,559
Renesas Electronics Corp. (a)	899,200	4,860
ROHM Co. Ltd.	41,500	2,653
Shin-Etsu Chemical Co. Ltd.	134,600	14,847
Shiseido Co. Ltd.	110,100	6,473
SMC Corp.	31,100	14,200
Sony Corp.	295,300	19,004
Suzuki Motor Corp.	119,600	3,817
Tokyo Electron Ltd.	48,600	10,351
Tsuruha Holdings, Inc.	103,600	13,882
Welcia Holdings Co. Ltd.	134,506	9,726
Yahoo! Japan Corp.	1,375,400	5,308

TOTAL JAPAN		262,246

Korea (South) - 1.7%
LG Chemical Ltd.	12,173	3,773
Samsung Electronics Co. Ltd.	277,730	11,431
SK Hynix, Inc.	133,500	9,198

TOTAL KOREA (SOUTH)		24,402

Luxembourg - 0.9%
B&M European Value Retail SA	2,399,195	10,057
Globant SA (a)	25,700	2,973

TOTAL LUXEMBOURG		13,030

Netherlands - 6.3%
Adyen BV (a)(b)	2,473	2,442
ASML Holding NV	113,900	32,852
Heineken NV (Bearer)	76,300	6,490
Koninklijke Philips Electronics NV	328,400	14,316
NXP Semiconductors NV	110,700	11,022
Unilever NV	169,100	8,421
Wolters Kluwer NV	179,900	13,232
Yandex NV Series A (a)	57,700	2,180

TOTAL NETHERLANDS		90,955

New Zealand - 0.4%
Ryman Healthcare Group Ltd.	691,745	5,046
Norway - 0.9%
Adevinta ASA Class B	568,039	4,699
NEL ASA (a)	1,351,400	1,665
Schibsted ASA (A Shares)	303,500	6,440

TOTAL NORWAY		12,804

Russia - 0.2%
MMC Norilsk Nickel PJSC sponsored ADR	99,100	2,753
Spain - 0.7%
Cellnex Telecom SA (b)	193,069	10,113
Sweden - 1.8%
ASSA ABLOY AB (B Shares)	473,300	8,473
EQT AB	216,700	2,994
Hexagon AB (B Shares)	127,300	6,247
Indutrade AB	167,500	5,385
Svenska Handelsbanken AB (A Shares)	381,300	3,480

TOTAL SWEDEN		26,579

Switzerland - 7.1%
Alcon, Inc. (Switzerland) (a)	39,942	2,108
Julius Baer Group Ltd.	115,650	4,542
Lonza Group AG	27,196	11,873
Nestle SA (Reg. S)	84,100	8,907
Roche Holding AG (participation certificate)	127,217	44,057
Sika AG	98,738	16,336
Sonova Holding AG Class B	27,033	4,881
Swiss Re Ltd.	90,840	6,601
Temenos Group AG	26,950	3,507

TOTAL SWITZERLAND		102,812

Taiwan - 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	264,900	14,074
United Kingdom - 8.8%
AstraZeneca PLC (United Kingdom)	267,479	27,976
Beazley PLC	548,600	2,736
Big Yellow Group PLC	273,900	3,698
BP PLC sponsored ADR	347,100	8,261
Compass Group PLC	349,792	5,886
John David Group PLC	239,197	1,595
Lloyds Banking Group PLC	9,027,100	3,652
London Stock Exchange Group PLC	221,600	20,810
M&G PLC	1,127,994	1,879
Network International Holdings PLC (b)	370,800	1,938
Ocado Group PLC (a)	265,800	5,371
Prudential PLC	712,594	10,053
RELX PLC (Euronext N.V.)	721,747	16,364
Rentokil Initial PLC	1,516,000	9,020
Smith & Nephew PLC	456,000	8,924

TOTAL UNITED KINGDOM		128,163

United States of America - 5.0%
10X Genomics, Inc. (a)	2,600	208
Alphabet, Inc. Class C (a)	6,749	9,102
Becton, Dickinson & Co.	15,900	4,015
Immunomedics, Inc. (a)	51,700	1,571
IQVIA Holdings, Inc. (a)	60,300	8,598
Marsh & McLennan Companies, Inc.	81,600	7,942
MasterCard, Inc. Class A	59,500	16,361
Microsoft Corp.	54,000	9,677
Visa, Inc. Class A	86,300	15,424

TOTAL UNITED STATES OF AMERICA		72,898

TOTAL COMMON STOCKS
(Cost $1,086,713)		1,409,147

Money Market Funds - 2.8%
Fidelity Cash Central Fund 0.16% (d)	34,184,202	34,194
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	5,535,723	5,536
TOTAL MONEY MARKET FUNDS
(Cost $39,729)		39,730
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $1,126,442)		1,448,877
NET OTHER ASSETS (LIABILITIES) - 0.1%		1,923
NET ASSETS - 100%		$1,450,800

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $47,726,000 or 3.3% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$184
Fidelity Securities Lending Cash Central Fund	37
Total	$221

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$62,369	$39,802	$22,567	$--
Consumer Discretionary	131,252	48,597	82,655	--
Consumer Staples	101,991	57,196	44,795	--
Energy	26,456	8,261	18,195	--
Financials	238,355	93,860	144,495	--
Health Care	232,316	107,785	124,531	--
Industrials	228,428	113,607	114,821	--
Information Technology	258,454	206,758	51,696	--
Materials	86,977	55,148	31,829	--
Real Estate	14,617	14,617	--	--
Utilities	27,932	16,207	11,725	--
Money Market Funds	39,730	39,730	--	--
Total Investments in Securities:	$1,448,877	$801,568	$647,309	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $5,121) — See accompanying schedule: Unaffiliated issuers (cost $1,086,713)	$1,409,147
Fidelity Central Funds (cost $39,729)	39,730
Total Investment in Securities (cost $1,126,442)		$1,448,877
Foreign currency held at value (cost $127)		127
Receivable for investments sold
Regular delivery		2,970
Delayed delivery		291
Receivable for fund shares sold		2,721
Dividends receivable		6,850
Distributions receivable from Fidelity Central Funds		13
Prepaid expenses		1
Other receivables		73
Total assets		1,461,923
Liabilities
Payable for investments purchased
Regular delivery	$2,245
Delayed delivery	291
Payable for fund shares redeemed	1,544
Accrued management fee	762
Distribution and service plan fees payable	189
Other affiliated payables	268
Other payables and accrued expenses	292
Collateral on securities loaned	5,532
Total liabilities		11,123
Net Assets		$1,450,800
Net Assets consist of:
Paid in capital		$1,177,746
Total accumulated earnings (loss)		273,054
Net Assets		$1,450,800
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($464,178 ÷ 21,739 shares)(a)		$21.35
Maximum offering price per share (100/94.25 of $21.35)		$22.65
Class M:
Net Asset Value and redemption price per share ($147,178 ÷ 6,940 shares)(a)		$21.21
Maximum offering price per share (100/96.50 of $21.21)		$21.98
Class C:
Net Asset Value and offering price per share ($47,332 ÷ 2,310 shares)(a)		$20.49
Class I:
Net Asset Value, offering price and redemption price per share ($532,921 ÷ 24,533 shares)		$21.72
Class Z:
Net Asset Value, offering price and redemption price per share ($259,191 ÷ 11,948 shares)		$21.69

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$12,317
Income from Fidelity Central Funds (including $37 from security lending)		222
Income before foreign taxes withheld		12,539
Less foreign taxes withheld		(1,156)
Total income		11,383
Expenses
Management fee	$5,215
Transfer agent fees	1,390
Distribution and service plan fees	1,324
Accounting fees	355
Custodian fees and expenses	98
Independent trustees' fees and expenses	5
Registration fees	62
Audit	59
Legal	2
Miscellaneous	48
Total expenses before reductions	8,558
Expense reductions	(58)
Total expenses after reductions		8,500
Net investment income (loss)		2,883
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,267)
Fidelity Central Funds	5
Foreign currency transactions	(195)
Total net realized gain (loss)		(1,457)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $1,068)	(122,909)
Fidelity Central Funds	1
Assets and liabilities in foreign currencies	22
Total change in net unrealized appreciation (depreciation)		(122,886)
Net gain (loss)		(124,343)
Net increase (decrease) in net assets resulting from operations		$(121,460)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,883	$19,494
Net realized gain (loss)	(1,457)	27,912
Change in net unrealized appreciation (depreciation)	(122,886)	210,641
Net increase (decrease) in net assets resulting from operations	(121,460)	258,047
Distributions to shareholders	(23,410)	(82,038)
Share transactions - net increase (decrease)	(23,231)	(449,235)
Total increase (decrease) in net assets	(168,101)	(273,226)
Net Assets
Beginning of period	1,618,901	1,892,127
End of period	$1,450,800	$1,618,901

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Diversified International Fund Class A

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$23.28	$21.08	$23.43	$19.38	$20.10	$19.56
Income from Investment Operations
Net investment income (loss)A	.03	.21	.21	.17	.18	.15
Net realized and unrealized gain (loss)	(1.63)	2.90	(2.33)B	4.11	(.77)	.61
Total from investment operations	(1.60)	3.11	(2.12)	4.28	(.59)	.76
Distributions from net investment income	(.26)	(.17)	(.16)	(.19)	(.13)	(.20)
Distributions from net realized gain	(.07)	(.74)	(.07)	(.05)	–	(.02)
Total distributions	(.33)	(.91)	(.23)	(.23)C	(.13)	(.22)
Redemption fees added to paid in capitalA	–	–	–	–D	–D	–D
Net asset value, end of period	$21.35	$23.28	$21.08	$23.43	$19.38	$20.10
Total ReturnE,F,G	(7.01)%	15.57%	(9.14)%B	22.39%	(2.97)%	3.93%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.20%J	1.19%	1.19%	1.21%	1.23%	1.22%
Expenses net of fee waivers, if any	1.19%J	1.19%	1.19%	1.21%	1.23%	1.22%
Expenses net of all reductions	1.19%J	1.19%	1.17%	1.20%	1.22%	1.21%
Net investment income (loss)	.25%J	.97%	.89%	.82%	.92%	.75%
Supplemental Data
Net assets, end of period (in millions)	$464	$530	$463	$579	$574	$662
Portfolio turnover rateK	30%J	37%L	32%	44%	31%	34%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.11 per share. Excluding these litigation proceeds, the total return would have been (9.62)%

 C Total distributions of $.23 per share is comprised of distributions from net investment income of $.187 and distributions from net realized gain of $.046 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Diversified International Fund Class M

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$23.10	$20.91	$23.24	$19.21	$19.92	$19.38
Income from Investment Operations
Net investment income (loss)A	–	.15	.14	.12	.13	.10
Net realized and unrealized gain (loss)	(1.62)	2.88	(2.31)B	4.08	(.77)	.61
Total from investment operations	(1.62)	3.03	(2.17)	4.20	(.64)	.71
Distributions from net investment income	(.20)	(.11)	(.09)	(.13)	(.07)	(.15)
Distributions from net realized gain	(.07)	(.74)	(.07)	(.05)	–	(.02)
Total distributions	(.27)	(.84)C	(.16)	(.17)D	(.07)	(.17)
Redemption fees added to paid in capitalA	–	–	–	–E	–E	–E
Net asset value, end of period	$21.21	$23.10	$20.91	$23.24	$19.21	$19.92
Total ReturnF,G,H	(7.12)%	15.27%	(9.40)%B	22.10%	(3.22)%	3.67%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.46%K	1.46%	1.46%	1.48%	1.49%	1.48%
Expenses net of fee waivers, if any	1.46%K	1.46%	1.46%	1.47%	1.49%	1.48%
Expenses net of all reductions	1.45%K	1.46%	1.44%	1.47%	1.48%	1.47%
Net investment income (loss)	(.02)%K	.70%	.62%	.56%	.66%	.49%
Supplemental Data
Net assets, end of period (in millions)	$147	$173	$175	$224	$224	$271
Portfolio turnover rateL	30%K	37%M	32%	44%	31%	34%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.11 per share. Excluding these litigation proceeds, the total return would have been (9.88)%

 C Total distributions of $.84 per share is comprised of distributions from net investment income of $.109 and distributions from net realized gain of $.735 per share.

 D Total distributions of $.17 per share is comprised of distributions from net investment income of $.128 and distributions from net realized gain of $.046 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Annualized

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Diversified International Fund Class C

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$22.20	$20.11	$22.35	$18.48	$19.19	$18.68
Income from Investment Operations
Net investment income (loss)A	(.06)	.04	.03	.01	.03	–B
Net realized and unrealized gain (loss)	(1.57)	2.79	(2.23)C	3.94	(.74)	.59
Total from investment operations	(1.63)	2.83	(2.20)	3.95	(.71)	.59
Distributions from net investment income	(.01)	–	–	(.03)	–	(.06)
Distributions from net realized gain	(.07)	(.74)	(.04)	(.05)	–	(.02)
Total distributions	(.08)	(.74)	(.04)	(.08)	–	(.08)
Redemption fees added to paid in capitalA	–	–	–	–B	–B	–B
Net asset value, end of period	$20.49	$22.20	$20.11	$22.35	$18.48	$19.19
Total ReturnD,E,F	(7.38)%	14.72%	(9.85)%C	21.46%	(3.70)%	3.15%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.99%I	1.98%	1.95%	1.96%	1.98%	1.97%
Expenses net of fee waivers, if any	1.98%I	1.98%	1.95%	1.96%	1.98%	1.97%
Expenses net of all reductions	1.98%I	1.97%	1.94%	1.96%	1.98%	1.96%
Net investment income (loss)	(.54)%I	.18%	.13%	.07%	.17%	- %J
Supplemental Data
Net assets, end of period (in millions)	$47	$59	$150	$211	$206	$251
Portfolio turnover rateK	30%I	37%L	32%	44%	31%	34%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.11 per share. Excluding these litigation proceeds, the total return would have been (10.33)%

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount represents less than .005%.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Diversified International Fund Class I

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$23.68	$21.44	$23.85	$19.73	$20.46	$19.91
Income from Investment Operations
Net investment income (loss)A	.06	.27	.27	.24	.24	.21
Net realized and unrealized gain (loss)	(1.65)	2.95	(2.37)B	4.18	(.78)	.63
Total from investment operations	(1.59)	3.22	(2.10)	4.42	(.54)	.84
Distributions from net investment income	(.30)	(.24)	(.24)	(.25)	(.19)	(.26)
Distributions from net realized gain	(.07)	(.74)	(.07)	(.05)	–	(.02)
Total distributions	(.37)	(.98)	(.31)	(.30)	(.19)	(.29)C
Redemption fees added to paid in capitalA	–	–	–	–D	–D	–D
Net asset value, end of period	$21.72	$23.68	$21.44	$23.85	$19.73	$20.46
Total ReturnE,F	(6.88)%	15.89%	(8.94)%B	22.75%	(2.69)%	4.24%
Ratios to Average Net AssetsG,H
Expenses before reductions	.93%I	.92%	.92%	.93%	.94%	.94%
Expenses net of fee waivers, if any	.93%I	.92%	.92%	.93%	.94%	.94%
Expenses net of all reductions	.92%I	.91%	.91%	.92%	.94%	.94%
Net investment income (loss)	.51%I	1.24%	1.16%	1.10%	1.21%	1.03%
Supplemental Data
Net assets, end of period (in millions)	$533	$583	$807	$953	$757	$747
Portfolio turnover rateJ	30%I	37%K	32%	44%	31%	34%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.11 per share. Excluding these litigation proceeds, the total return would have been (9.42)%

 C Total distributions of $.29 per share is comprised of distributions from net investment income of $.263 and distributions from net realized gain of $.022 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Diversified International Fund Class Z

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$23.67	$21.44	$23.85	$19.73	$20.46	$19.93
Income from Investment Operations
Net investment income (loss)A	.08	.30	.31	.27	.27	.24
Net realized and unrealized gain (loss)	(1.65)	2.94	(2.37)B	4.18	(.78)	.61
Total from investment operations	(1.57)	3.24	(2.06)	4.45	(.51)	.85
Distributions from net investment income	(.34)	(.28)	(.28)	(.28)	(.22)	(.30)
Distributions from net realized gain	(.07)	(.74)	(.07)	(.05)	–	(.02)
Total distributions	(.41)	(1.01)C	(.35)	(.33)	(.22)	(.32)
Redemption fees added to paid in capitalA	–	–	–	–D	–D	–D
Net asset value, end of period	$21.69	$23.67	$21.44	$23.85	$19.73	$20.46
Total ReturnE,F	(6.81)%	16.04%	(8.78)%B	22.94%	(2.54)%	4.34%
Ratios to Average Net AssetsG,H
Expenses before reductions	.78%I	.77%	.78%	.78%	.79%	.79%
Expenses net of fee waivers, if any	.78%I	.77%	.78%	.78%	.79%	.79%
Expenses net of all reductions	.77%I	.77%	.76%	.78%	.79%	.78%
Net investment income (loss)	.66%I	1.39%	1.30%	1.25%	1.36%	1.18%
Supplemental Data
Net assets, end of period (in millions)	$259	$274	$298	$286	$93	$83
Portfolio turnover rateJ	30%I	37%K	32%	44%	31%	34%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.11 per share. Excluding these litigation proceeds, the total return would have been (9.26)%

 C Total distributions of $1.01 per share is comprised of distributions from net investment income of $.276 and distributions from net realized gain of $.735 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Diversified International Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), certain deemed distributions, redemptions in kind, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$386,815
Gross unrealized depreciation	(71,413)
Net unrealized appreciation (depreciation)	$315,402
Tax cost	$1,133,475

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(42,890)

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Diversified International Fund	235,262	303,963

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .66% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$635	$9
Class M	.25%	.25%	413	8
Class C	.75%	.25%	276	16
			$1,324	$33

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$20
Class M	4
Class C(a)	1
$25

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$526.21
Class M	184.22
Class C	68.25
Class I	549.19
Class Z	63.04
	$1,390

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Advisor Diversified International Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Diversified International Fund	$1

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 7,626 shares of the Fund were redeemed in-kind for investments and cash with a value of $178,533. The Fund had a net realized gain of $59,872 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Diversified International Fund	$2

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $3. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $11 from securities loaned to NFS, as affiliated borrower.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $33 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $2.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $20 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$7,382	$19,552
Class M	1,999	6,962
Class C	209	5,360
Class I	9,230	36,042
Class Z	4,590	14,122
Total	$23,410	$82,038

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended April 30, 2020	Year ended October 31, 2019	Six months ended April 30, 2020	Year ended October 31, 2019
Class A
Shares sold	1,057	4,974	$22,742	$105,441
Reinvestment of distributions	295	940	6,962	18,360
Shares redeemed	(2,374)	(5,125)	(53,074)	(108,261)
Net increase (decrease)	(1,022)	789	$(23,370)	$15,540
Class M
Shares sold	141	400	$3,163	$8,353
Reinvestment of distributions	83	353	1,957	6,857
Shares redeemed	(765)	(1,625)	(16,709)	(34,489)
Net increase (decrease)	(541)	(872)	$(11,589)	$(19,279)
Class C
Shares sold	81	213	$1,781	$4,251
Reinvestment of distributions	9	280	200	5,253
Shares redeemed	(448)	(5,276)	(9,417)	(106,762)
Net increase (decrease)	(358)	(4,783)	$(7,436)	$(97,258)
Class I
Shares sold	6,523	4,341	$156,974	$92,727
Reinvestment of distributions	311	1,548	7,450	30,665
Shares redeemed	(6,907)	(18,901)(a)	(159,952)	(420,405)(a)
Net increase (decrease)	(73)	(13,012)	$4,472	$(297,013)
Class Z
Shares sold	4,401	4,031	$105,220	$85,902
Reinvestment of distributions	148	636	3,531	12,575
Shares redeemed	(4,190)	(6,981)	(94,059)	(149,702)
Net increase (decrease)	359	(2,314)	$14,692	$(51,225)

 (a) Amount includes in-kind exchanges (see the Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Class A	1.19%
Actual		$1,000.00	$929.90	$5.71
Hypothetical-C		$1,000.00	$1,018.95	$5.97
Class M	1.46%
Actual		$1,000.00	$928.80	$7.00
Hypothetical-C		$1,000.00	$1,017.60	$7.32
Class C	1.98%
Actual		$1,000.00	$926.20	$9.48
Hypothetical-C		$1,000.00	$1,015.02	$9.92
Class I	.93%
Actual		$1,000.00	$931.20	$4.47
Hypothetical-C		$1,000.00	$1,020.24	$4.67
Class Z	.78%
Actual		$1,000.00	$931.90	$3.75
Hypothetical-C		$1,000.00	$1,020.98	$3.92

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor Diversified International Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Advisor Diversified International Fund

The Board considered that effective August 1, 2014, the fund's individual fund fee rate was reduced from 0.450% to 0.424%. The Board considered that the chart below reflects the fund's lower management fee rate for 2014, as if the lower fee rate were in effect for the entire year.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, and Class Z ranked below the competitive median for the 12-month period ended June 30, 2019 and the total expense ratio of each of Class M and Class C ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that, when compared with competitor funds that charge a 0.50% 12b-1 fee, the total expense ratio of Class M is below median. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

ADIF-SANN-0620
1.720067.121

Fidelity Advisor® Global Capital Appreciation Fund

Semi-Annual Report

April 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Five Stocks as of April 30, 2020

% of fund's net assets
Amazon.com, Inc. (United States of America, Internet & Direct Marketing Retail)	5.2
Microsoft Corp. (United States of America, Software)	4.4
Alphabet, Inc. Class A (United States of America, Interactive Media & Services)	3.6
MasterCard, Inc. Class A (United States of America, IT Services)	3.2
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.6
19.0

Top Five Market Sectors as of April 30, 2020

% of fund's net assets
Information Technology	29.2
Consumer Discretionary	16.2
Communication Services	14.6
Financials	13.1
Health Care	9.9

Top Five Countries as of April 30, 2020

(excluding cash equivalents)	% of fund's net assets
United States of America	56.7
Cayman Islands	6.5
United Kingdom	4.6
Netherlands	3.9
Switzerland	3.3

Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of April 30, 2020
Stocks	98.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
Bermuda - 1.0%
Genpact Ltd.	25,000	$860,750
Canada - 1.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	32,100	895,696
Pan American Silver Corp. rights (a)	38,400	18,432

TOTAL CANADA		914,128

Cayman Islands - 6.5%
Alibaba Group Holding Ltd. sponsored ADR (a)	8,200	1,661,894
Anta Sports Products Ltd.	115,000	979,344
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	9,000	1,148,940
Tencent Holdings Ltd.	34,500	1,813,646
ZTO Express (Cayman), Inc. sponsored ADR	100	2,976

TOTAL CAYMAN ISLANDS		5,606,800

China - 1.2%
Ping An Insurance Group Co. of China Ltd. (H Shares)	103,500	1,053,243
Denmark - 1.3%
DSV A/S	10,600	1,093,742
France - 3.3%
LVMH Moet Hennessy Louis Vuitton SE	3,800	1,469,053
SR Teleperformance SA	6,200	1,389,428

TOTAL FRANCE		2,858,481

Hong Kong - 1.3%
AIA Group Ltd.	122,400	1,123,359
India - 2.0%
Housing Development Finance Corp. Ltd.	37,300	943,685
Kotak Mahindra Bank Ltd.	42,900	770,580
Praxis Home Retail Ltd. (a)	5	2

TOTAL INDIA		1,714,267

Ireland - 1.6%
Accenture PLC Class A	7,500	1,388,925
Italy - 1.1%
FinecoBank SpA	84,800	942,291
Japan - 2.8%
Hoya Corp.	11,900	1,094,026
Keyence Corp.	3,700	1,336,710

TOTAL JAPAN		2,430,736

Kenya - 0.0%
Safaricom Ltd.	100	27
Netherlands - 3.9%
ASML Holding NV (Netherlands)	7,700	2,249,058
NXP Semiconductors NV	11,200	1,115,184

TOTAL NETHERLANDS		3,364,242

Spain - 2.3%
Cellnex Telecom SA (b)	37,242	1,950,797
Switzerland - 3.3%
Roche Holding AG (participation certificate)	5,070	1,755,728
Sika AG	6,710	1,110,165

TOTAL SWITZERLAND		2,865,893

Taiwan - 1.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	161,000	1,621,219
United Kingdom - 4.6%
Avon Rubber PLC	12,200	407,196
ConvaTec Group PLC (b)	1,192	3,189
Diageo PLC	80	2,754
Discoverie Group PLC	152,875	958,879
Lloyds Banking Group PLC	1	0
London Stock Exchange Group PLC	11,100	1,042,382
S4 Capital PLC (a)	701,932	1,600,191

TOTAL UNITED KINGDOM		4,014,591

United States of America - 56.7%
Activision Blizzard, Inc.	32,200	2,052,106
Adobe, Inc. (a)	5,700	2,015,748
Alphabet, Inc. Class A (a)	2,300	3,097,410
Amazon.com, Inc. (a)	1,800	4,453,201
AMETEK, Inc.	15,800	1,325,146
Bank of America Corp.	58,200	1,399,710
Cintas Corp.	4,000	887,320
Costco Wholesale Corp.	4,100	1,242,300
Deckers Outdoor Corp. (a)	5,600	833,056
Dollar General Corp.	6,800	1,192,040
Ecolab, Inc.	6,200	1,199,700
Equinix, Inc.	2,100	1,417,920
Facebook, Inc. Class A (a)	10,000	2,047,100
Fidelity National Information Services, Inc.	14,800	1,951,972
Immunomedics, Inc. (a)	3,000	91,140
Intercontinental Exchange, Inc.	12,400	1,109,180
Intuitive Surgical, Inc. (a)	2,100	1,072,848
Marsh & McLennan Companies, Inc.	14,800	1,440,484
MasterCard, Inc. Class A	10,000	2,749,700
Micron Technology, Inc. (a)	28,400	1,360,076
Microsoft Corp.	21,400	3,835,094
Northrop Grumman Corp.	4,400	1,454,948
Regeneron Pharmaceuticals, Inc. (a)	2,000	1,051,760
S&P Global, Inc.	5,000	1,464,400
Salesforce.com, Inc. (a)	9,900	1,603,305
Starbucks Corp.	15,800	1,212,334
Thermo Fisher Scientific, Inc.	4,900	1,639,932
TJX Companies, Inc.	19,200	941,760
Uber Technologies, Inc.	30,100	911,127
UnitedHealth Group, Inc.	6,400	1,871,808

TOTAL UNITED STATES OF AMERICA		48,924,625

TOTAL COMMON STOCKS
(Cost $74,915,896)		82,728,116

Nonconvertible Preferred Stocks - 2.5%
Korea (South) - 2.5%
Samsung Electronics Co. Ltd.
(Cost $2,363,868)	61,390	2,135,036

Money Market Funds - 1.7%
Fidelity Cash Central Fund 0.16% (c)
(Cost $1,505,469)	1,505,134	1,505,585
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $78,785,233)		86,368,737
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(71,185)
NET ASSETS - 100%		$86,297,552

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,953,986 or 2.3% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,668
Fidelity Securities Lending Cash Central Fund	248
Total	$4,916

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$12,561,277	$10,747,631	$1,813,646	$--
Consumer Discretionary	13,891,624	11,443,225	2,448,399	--
Consumer Staples	2,140,750	2,137,996	2,754	--
Financials	11,289,314	7,398,447	3,890,867	--
Health Care	8,580,431	6,824,703	1,755,728	--
Industrials	7,471,883	7,471,883	--	--
Information Technology	25,181,656	21,311,379	3,870,277	--
Materials	2,328,297	2,328,297	--	--
Real Estate	1,417,920	1,417,920	--	--
Money Market Funds	1,505,585	1,505,585	--	--
Total Investments in Securities:	$86,368,737	$72,587,066	$13,781,671	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $77,279,764)	$84,863,152
Fidelity Central Funds (cost $1,505,469)	1,505,585
Total Investment in Securities (cost $78,785,233)		$86,368,737
Foreign currency held at value (cost $353)		357
Receivable for fund shares sold		18,627
Dividends receivable		139,952
Distributions receivable from Fidelity Central Funds		217
Prepaid expenses		48
Other receivables		48,879
Total assets		86,576,817
Liabilities
Payable for investments purchased	$85,500
Payable for fund shares redeemed	83,637
Accrued management fee	33,366
Transfer agent fee payable	14,775
Distribution and service plan fees payable	19,949
Audit fees payable	31,247
Other affiliated payables	2,669
Other payables and accrued expenses	8,122
Total liabilities		279,265
Net Assets		$86,297,552
Net Assets consist of:
Paid in capital		$83,635,961
Total accumulated earnings (loss)		2,661,591
Net Assets		$86,297,552
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($26,473,883 ÷ 1,737,481 shares)(a)		$15.24
Maximum offering price per share (100/94.25 of $15.24)		$16.17
Class M:
Net Asset Value and redemption price per share ($16,596,328 ÷ 1,149,514 shares)(a)		$14.44
Maximum offering price per share (100/96.50 of $14.44)		$14.96
Class C:
Net Asset Value and offering price per share ($10,063,348 ÷ 788,800 shares)(a)		$12.76
Class I:
Net Asset Value, offering price and redemption price per share ($33,163,993 ÷ 2,056,530 shares)		$16.13

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$459,159
Income from Fidelity Central Funds (including $248 from security lending)		4,916
Income before foreign taxes withheld		464,075
Less foreign taxes withheld		(28,646)
Total income		435,429
Expenses
Management fee
Basic fee	$329,311
Performance adjustment	(105,501)
Transfer agent fees	97,535
Distribution and service plan fees	141,264
Accounting fees	18,753
Custodian fees and expenses	12,569
Independent trustees' fees and expenses	296
Registration fees	47,491
Audit	53,843
Legal	2,717
Miscellaneous	3,366
Total expenses before reductions	601,644
Expense reductions	(14,116)
Total expenses after reductions		587,528
Net investment income (loss)		(152,099)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,034,691)
Fidelity Central Funds	(18)
Foreign currency transactions	(9,805)
Total net realized gain (loss)		(3,044,514)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	633,401
Fidelity Central Funds	116
Assets and liabilities in foreign currencies	(4,900)
Total change in net unrealized appreciation (depreciation)		628,617
Net gain (loss)		(2,415,897)
Net increase (decrease) in net assets resulting from operations		$(2,567,996)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(152,099)	$654,158
Net realized gain (loss)	(3,044,514)	(1,438,857)
Change in net unrealized appreciation (depreciation)	628,617	4,805,796
Net increase (decrease) in net assets resulting from operations	(2,567,996)	4,021,097
Distributions to shareholders	(414,233)	(10,356,661)
Share transactions - net increase (decrease)	(8,984,593)	(15,097,541)
Total increase (decrease) in net assets	(11,966,822)	(21,433,105)
Net Assets
Beginning of period	98,264,374	119,697,479
End of period	$86,297,552	$98,264,374

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Global Capital Appreciation Fund Class A

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$15.65	$16.48	$20.21	$16.18	$15.89	$15.32
Income from Investment Operations
Net investment income (loss)A	(.02)	.10	.05	.05	–B	(.01)
Net realized and unrealized gain (loss)	(.32)	.50	(1.22)	4.15	.38	.58
Total from investment operations	(.34)	.60	(1.17)	4.20	.38	.57
Distributions from net investment income	(.07)	(.02)	(.04)	–	–	–
Distributions from net realized gain	–	(1.41)	(2.52)	(.17)	(.09)	–
Total distributions	(.07)	(1.43)	(2.56)	(.17)	(.09)	–
Redemption fees added to paid in capitalA	–	–	–B	–B	–B	–B
Net asset value, end of period	$15.24	$15.65	$16.48	$20.21	$16.18	$15.89
Total ReturnC,D,E	(2.22)%	4.39%	(6.74)%	26.17%	2.39%	3.72%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.23%H	1.14%	1.39%	1.48%	1.55%	1.57%
Expenses net of fee waivers, if any	1.22%H	1.14%	1.39%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.21%H	1.14%	1.37%	1.44%	1.44%	1.44%
Net investment income (loss)	(.30)%H	.66%	.26%	.28%	(.02)%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$26,474	$30,046	$33,589	$38,710	$39,565	$41,225
Portfolio turnover rateI	49%H	142%	99%	137%	122%	176%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Capital Appreciation Fund Class M

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$14.82	$15.70	$19.37	$15.56	$15.32	$14.81
Income from Investment Operations
Net investment income (loss)A	(.04)	.05	–	.01	(.04)	(.05)
Net realized and unrealized gain (loss)	(.31)	.48	(1.15)	3.97	.37	.56
Total from investment operations	(.35)	.53	(1.15)	3.98	.33	.51
Distributions from net investment income	(.03)	–	–	–	–	–
Distributions from net realized gain	–	(1.41)	(2.52)	(.17)	(.09)	–
Total distributions	(.03)	(1.41)	(2.52)	(.17)	(.09)	–
Redemption fees added to paid in capitalA	–	–	–B	–B	–B	–B
Net asset value, end of period	$14.44	$14.82	$15.70	$19.37	$15.56	$15.32
Total ReturnC,D,E	(2.37)%	4.10%	(6.97)%	25.80%	2.15%	3.44%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.52%H	1.43%	1.67%	1.77%	1.85%	1.89%
Expenses net of fee waivers, if any	1.51%H	1.43%	1.67%	1.70%	1.70%	1.70%
Expenses net of all reductions	1.49%H	1.42%	1.65%	1.69%	1.69%	1.69%
Net investment income (loss)	(.58)%H	.37%	(.01)%	.03%	(.27)%	(.32)%
Supplemental Data
Net assets, end of period (000 omitted)	$16,596	$18,611	$21,339	$25,535	$21,351	$24,017
Portfolio turnover rateI	49%H	142%	99%	137%	122%	176%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Capital Appreciation Fund Class C

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$13.10	$14.11	$17.65	$14.26	$14.12	$13.72
Income from Investment Operations
Net investment income (loss)A	(.07)	(.01)	(.08)	(.07)	(.11)	(.12)
Net realized and unrealized gain (loss)	(.27)	.41	(1.02)	3.63	.34	.52
Total from investment operations	(.34)	.40	(1.10)	3.56	.23	.40
Distributions from net investment income	–	–	–	–	–	–
Distributions from net realized gain	–	(1.41)	(2.44)	(.17)	(.09)	–
Total distributions	–	(1.41)	(2.44)	(.17)	(.09)	–
Redemption fees added to paid in capitalA	–	–	–B	–B	–B	–B
Net asset value, end of period	$12.76	$13.10	$14.11	$17.65	$14.26	$14.12
Total ReturnC,D,E	(2.60)%	3.59%	(7.39)%	25.20%	1.62%	2.92%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.99%H	1.90%	2.14%	2.23%	2.31%	2.34%
Expenses net of fee waivers, if any	1.98%H	1.90%	2.14%	2.20%	2.20%	2.20%
Expenses net of all reductions	1.96%H	1.89%	2.12%	2.19%	2.19%	2.19%
Net investment income (loss)	(1.06)%H	(.10)%	(.48)%	(.47)%	(.77)%	(.82)%
Supplemental Data
Net assets, end of period (000 omitted)	$10,063	$12,540	$19,741	$24,215	$19,942	$21,186
Portfolio turnover rateI	49%H	142%	99%	137%	122%	176%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Capital Appreciation Fund Class I

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$16.57	$17.37	$21.16	$16.90	$16.55	$15.92
Income from Investment Operations
Net investment income (loss)A	–B	.16	.11	.11	.04	.03
Net realized and unrealized gain (loss)	(.33)	.52	(1.28)	4.33	.40	.60
Total from investment operations	(.33)	.68	(1.17)	4.44	.44	.63
Distributions from net investment income	(.11)	(.08)	(.10)	–	–	–
Distributions from net realized gain	–	(1.41)	(2.52)	(.18)	(.09)	–
Total distributions	(.11)	(1.48)C	(2.62)	(.18)	(.09)	–
Redemption fees added to paid in capitalA	–	–	–B	–B	–B	–B
Net asset value, end of period	$16.13	$16.57	$17.37	$21.16	$16.90	$16.55
Total ReturnD,E	(2.02)%	4.69%	(6.45)%	26.52%	2.66%	3.96%
Ratios to Average Net AssetsF,G
Expenses before reductions	.90%H	.82%	1.09%	1.16%	1.22%	1.26%
Expenses net of fee waivers, if any	.89%H	.82%	1.09%	1.16%	1.20%	1.20%
Expenses net of all reductions	.87%H	.82%	1.07%	1.15%	1.19%	1.19%
Net investment income (loss)	.04%H	.97%	.57%	.57%	.23%	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$33,164	$37,068	$45,029	$50,881	$57,060	$59,117
Portfolio turnover rateI	49%H	142%	99%	137%	122%	176%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $1.48 per share is comprised of distributions from net investment income of $.076 and distributions from net realized gain of $1.406 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity Advisor Global Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,121,649
Gross unrealized depreciation	(2,599,467)
Net unrealized appreciation (depreciation)	$7,522,182
Tax cost	$78,846,555

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(1,527,900)

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Global Capital Appreciation Fund	23,085,857	32,273,559

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the MSCI All Country World Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .47% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$36,407	$905
Class M	.25%	.25%	45,460	772
Class C	.75%	.25%	59,397	4,922
			$141,264	$6,599

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2,362
Class M	1,072
Class C(a)	769
$4,203

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$33,338.23
Class M	23,638.26
Class C	13,785.23
Class I	26,774.14
	$97,535

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Advisor Global Capital Appreciation Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Global Capital Appreciation Fund	$365

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Global Capital Appreciation Fund	$122

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Total fees paid by the Fund to NFS, as lending agent, amounted to $1. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $9,313 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $203.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $4,600 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$124,469	$2,906,974
Class M	38,313	1,898,257
Class C	–	1,864,569
Class I	251,451	3,686,861
Total	$414,233	$10,356,661

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended April 30, 2020	Year ended October 31, 2019	Six months ended April 30, 2020	Year ended October 31, 2019
Class A
Shares sold	88,005	361,379	$1,387,826	$5,512,165
Reinvestment of distributions	7,586	198,251	122,204	2,854,816
Shares redeemed	(278,149)	(678,050)	(4,253,914)	(10,201,045)
Net increase (decrease)	(182,558)	(118,420)	$(2,743,884)	$(1,834,064)
Class M
Shares sold	38,415	157,333	$574,583	$2,304,552
Reinvestment of distributions	2,496	138,334	38,133	1,891,020
Shares redeemed	(147,362)	(398,868)	(2,122,300)	(5,717,418)
Net increase (decrease)	(106,451)	(103,201)	$(1,509,584)	$(1,521,846)
Class C
Shares sold	32,552	116,326	$434,260	$1,442,132
Reinvestment of distributions	–	150,390	–	1,825,734
Shares redeemed	(201,127)	(708,736)	(2,587,780)	(9,141,834)
Net increase (decrease)	(168,575)	(442,020)	$(2,153,520)	$(5,873,968)
Class I
Shares sold	382,633	315,717	$6,371,612	$5,071,601
Reinvestment of distributions	14,002	229,038	238,453	3,483,673
Shares redeemed	(576,515)	(901,180)	(9,187,670)	(14,422,937)
Net increase (decrease)	(179,880)	(356,425)	$(2,577,605)	$(5,867,663)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Class A	1.22%
Actual		$1,000.00	$977.80	$6.00
Hypothetical-C		$1,000.00	$1,018.80	$6.12
Class M	1.51%
Actual		$1,000.00	$976.30	$7.42
Hypothetical-C		$1,000.00	$1,017.35	$7.57
Class C	1.98%
Actual		$1,000.00	$974.00	$9.72
Hypothetical-C		$1,000.00	$1,015.02	$9.92
Class I	.89%
Actual		$1,000.00	$979.80	$4.38
Hypothetical-C		$1,000.00	$1,020.44	$4.47

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Global Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in August 2019 and October 2019. The Board will continue to monitor closely the fund's performance as the new portfolio manager(s) establishes a track record.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor Global Capital Appreciation Fund

2019 Total Return % vs. Morningstar Custom World Large/SMID Stock and MSCI AC World (Net MA):

75% beaten
25% beaten
Benchmark
Class I
Class C
10.0
5.0
0.0
-5.0
-10.0
7.5
6.2
2.0
-5.5
-6.5
50.0
45.0
40.0
35.0
30.0
25.0
45.5
40.7
29.6
27.1
25.6
45.0
40.0
35.0
30.0
25.0
20.0
43.6
37.5
30.3
23.7
22.2
1 Year
3 Year
5 Year

% Beaten

	1 Year	3 Year	5 Year
Class A	4%	26%	38%
Class C	3%	18%	27%
Class I	6%	31%	44%
Class M	4%	23%	34%

The Board considered the fund's underperformance for different time periods ended June 30, 2019 (based on the performance of Class A shares of the fund). The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Advisor Global Capital Appreciation Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Class I ranked below the competitive median for the 12-month period ended June 30, 2019, the total expense ratio of Class C ranked equal to the competitive median for the 12-month period ended June 30, 2019, and the total expense ratio of Class M ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, and Class I of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, and 1.20% through February 28, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

AGLO-SANN-0620
1.719689.121

Fidelity Advisor® Emerging Asia Fund

Semi-Annual Report

April 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Tencent Holdings Ltd.	9.4
Taiwan Semiconductor Manufacturing Co. Ltd.	6.7
Samsung Electronics Co. Ltd.	6.6
SK Hynix, Inc.	4.2
Pinduoduo, Inc. ADR	3.5
AIA Group Ltd.	2.8
Micron Technology, Inc.	2.7
Delivery Hero AG	2.6
Reliance Industries Ltd.	2.5
Bilibili, Inc. ADR	2.3
43.3

Top Five Market Sectors as of April 30, 2020

% of fund's net assets
Information Technology	34.1
Consumer Discretionary	19.3
Communication Services	14.8
Financials	10.4
Health Care	9.2

Asset Allocation (% of fund's net assets)

As of April 30, 2020
Stocks	98.2%
Short-Term Investments and Net Other Assets (Liabilities)	1.8%

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
Australia - 0.0%
Blue Sky Alternative Investments Ltd. (a)(b)	347,682	$2
Bermuda - 0.5%
Haier Electronics Group Co. Ltd.	757,000	2,084,849
Cayman Islands - 29.5%
21Vianet Group, Inc. ADR (a)	132,800	1,988,016
Akeso, Inc.	850,000	2,585,360
Bilibili, Inc. ADR (a)(c)	343,700	9,413,943
Canaan, Inc. ADR (c)	290,900	1,506,862
CStone Pharmaceuticals Co. Ltd. (a)(d)	1,858,000	1,908,307
Frontage Holdings Corp. (a)(c)(d)	3,908,000	1,768,212
Geely Automobile Holdings Ltd.	1,851,000	2,879,273
Hansoh Pharmaceutical Group Co. Ltd. (d)	200,000	772,255
Hutchison China Meditech Ltd. sponsored ADR (a)	91,300	1,963,863
Innovent Biolgics, Inc. (a)(d)	563,500	2,775,116
Kingsoft Corp. Ltd. (a)(c)	636,800	2,186,904
Li Ning Co. Ltd.	1,064,500	3,361,131
Meituan Dianping Class B (a)	417,156	5,585,338
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	40,000	5,106,400
Phoenix Tree Holdings Ltd. ADR (c)	67,700	437,342
Pinduoduo, Inc. ADR (a)(c)	295,900	14,037,496
Sands China Ltd.	595,200	2,409,665
SITC International Holdings Co. Ltd.	2,039,625	2,014,867
So-Young International, Inc. ADR (c)	155,400	1,611,498
TAL Education Group ADR (a)	145,500	7,884,645
Tencent Holdings Ltd.	719,935	37,846,580
Wise Talent Information Technology Co. Ltd. (a)	158,000	337,292
Wuxi Biologics (Cayman), Inc. (a)(d)	303,000	4,716,626
Zai Lab Ltd. ADR (a)	51,716	3,243,628

TOTAL CAYMAN ISLANDS		118,340,619

China - 8.8%
Anhui Korrun Co. Ltd. (A Shares)	631,300	2,287,466
AVIC Jonhon OptronicTechnology Co. Ltd.	446,600	2,244,550
Contemporary Amperex Technology Co. Ltd.	120,800	2,394,005
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)	225,908	2,418,134
Jinyu Bio-Technology Co. Ltd. (A Shares)	1,249,405	4,162,635
Kweichow Moutai Co. Ltd. (A Shares)	7,525	1,338,616
Pharmaron Beijing Co. Ltd. (A Shares)	286,118	2,558,341
Ping An Insurance Group Co. of China Ltd. (H Shares)	362,909	3,693,057
Shanghai Bairun Investment Holding Group Co. Ltd. (A Shares)	850,000	4,677,098
Shenzhen Inovance Technology Co. Ltd. (A Shares)	719,091	3,297,473
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	74,206	2,654,848
WuXi AppTec Co. Ltd. (H Shares) (d)	253,000	3,566,968

TOTAL CHINA		35,293,191

France - 0.8%
LVMH Moet Hennessy Louis Vuitton SE	8,800	3,402,018
Germany - 2.6%
Delivery Hero AG (a)(d)	121,700	10,269,101
Hong Kong - 3.5%
AIA Group Ltd.	1,246,550	11,440,548
Sino Land Ltd.	2,009,022	2,807,669

TOTAL HONG KONG		14,248,217

India - 10.7%
Asian Paints Ltd.	81,200	1,895,027
Aster DM Healthcare Ltd. (a)(d)	455,099	589,485
Bajaj Finance Ltd.	77,000	2,354,800
Eicher Motors Ltd.	8,900	1,728,599
HDFC Asset Management Co. Ltd. (a)(d)	63,160	2,114,693
HDFC Bank Ltd.	298,087	3,915,186
HDFC Bank Ltd. sponsored ADR	48,100	2,085,135
Housing Development Finance Corp. Ltd.	240,946	6,095,899
Indian Energy Exchange Ltd. (d)	512,100	1,022,376
Kotak Mahindra Bank Ltd.	137,300	2,466,216
Maruti Suzuki India Ltd.	29,200	2,073,370
Oberoi Realty Ltd. (a)	351,207	1,589,395
Page Industries Ltd.	4,600	1,108,569
Petronet LNG Ltd.	468,133	1,508,452
Power Grid Corp. of India Ltd.	554,232	1,188,142
Reliance Industries Ltd.	518,496	10,083,140
TCNS Clothing Co. Ltd. (a)(d)	208,031	1,077,661

TOTAL INDIA		42,896,145

Indonesia - 1.7%
PT Bank Central Asia Tbk	2,175,723	3,768,766
PT Bank Rakyat Indonesia Tbk	16,780,245	3,052,117

TOTAL INDONESIA		6,820,883

Italy - 0.4%
Prada SpA	466,900	1,515,870
Japan - 5.0%
Capcom Co. Ltd.	62,200	1,909,789
Freee KK (a)(c)	129,200	4,580,963
Money Forward, Inc. (a)	105,900	4,963,677
Rakus Co. Ltd.	190,400	3,037,458
Yahoo! Japan Corp.	923,100	3,562,545
Zozo, Inc.	125,400	2,033,229

TOTAL JAPAN		20,087,661

Korea (South) - 13.9%
Kakao Corp.	22,056	3,340,608
LG Chemical Ltd.	13,733	4,256,095
Samsung Electronics Co. Ltd.	640,076	26,344,045
Samsung SDI Co. Ltd.	20,340	4,788,482
SK Hynix, Inc.	245,504	16,914,725

TOTAL KOREA (SOUTH)		55,643,955

Mauritius - 0.2%
MakeMyTrip Ltd. (a)(c)	68,340	1,008,698
Netherlands - 1.4%
ASML Holding NV (Netherlands)	10,745	3,138,459
NXP Semiconductors NV	23,900	2,379,723

TOTAL NETHERLANDS		5,518,182

Philippines - 0.4%
Jollibee Food Corp.	539,400	1,522,087
Switzerland - 1.0%
Compagnie Financiere Richemont SA Series A	74,610	4,232,884
Taiwan - 7.9%
Largan Precision Co. Ltd.	8,000	1,088,550
Micro-Star International Co. Ltd.	666,000	2,062,188
Taiwan Semiconductor Manufacturing Co. Ltd.	2,668,393	26,869,872
Yageo Corp.	119,500	1,543,355

TOTAL TAIWAN		31,563,965

Thailand - 1.2%
Home Product Center PCL (For. Reg.)	5,308,767	2,217,797
Thai Beverage PCL	5,419,193	2,637,814

TOTAL THAILAND		4,855,611

United States of America - 7.1%
ANSYS, Inc. (a)	12,300	3,220,509
Aspen Technology, Inc. (a)	28,600	2,924,350
DouYu International Holdings Ltd. ADR	235,786	1,789,616
Lam Research Corp.	11,983	3,059,020
Micron Technology, Inc. (a)	226,600	10,851,874
New Frontier Health Corp. (a)(c)	186,200	1,508,220
ON Semiconductor Corp. (a)	321,000	5,150,445

TOTAL UNITED STATES OF AMERICA		28,504,034

Vietnam - 0.3%
Vietnam Dairy Products Corp.	327,200	1,383,821
TOTAL COMMON STOCKS
(Cost $309,881,582)		389,191,793

Nonconvertible Preferred Stocks - 1.3%
Korea (South) - 1.3%
Samsung Electronics Co. Ltd.
(Cost $5,169,473)	148,680	5,170,829

Money Market Funds - 4.4%
Fidelity Cash Central Fund 0.16% (e)	7,156,640	7,158,787
Fidelity Securities Lending Cash Central Fund 0.11% (e)(f)	10,413,298	10,414,339
TOTAL MONEY MARKET FUNDS
(Cost $17,572,811)		17,573,126
TOTAL INVESTMENT IN SECURITIES - 102.6%
(Cost $332,623,866)		411,935,748
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(10,332,301)
NET ASSETS - 100%		$401,603,447

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Security or a portion of the security is on loan at period end.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $30,580,800 or 7.6% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$55,240
Fidelity Securities Lending Cash Central Fund	61,860
Total	$117,100

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$59,811,871	$18,065,454	$41,746,417	$--
Consumer Discretionary	77,826,146	40,339,569	37,486,577	--
Consumer Staples	10,037,349	--	10,037,349	--
Energy	11,591,592	--	11,591,592	--
Financials	42,008,795	2,085,135	39,923,658	2
Health Care	37,191,998	6,715,711	30,476,287	--
Industrials	7,706,345	--	7,706,345	--
Information Technology	136,014,856	96,880,978	39,133,878	--
Materials	6,151,122	4,256,095	1,895,027	--
Real Estate	4,834,406	437,342	4,397,064	--
Utilities	1,188,142	--	1,188,142	--
Money Market Funds	17,573,126	17,573,126	--	--
Total Investments in Securities:	$411,935,748	$186,353,410	$225,582,336	$2

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $9,994,414) — See accompanying schedule: Unaffiliated issuers (cost $315,051,055)	$394,362,622
Fidelity Central Funds (cost $17,572,811)	17,573,126
Total Investment in Securities (cost $332,623,866)		$411,935,748
Receivable for fund shares sold		442,665
Dividends receivable		388,531
Distributions receivable from Fidelity Central Funds		29,289
Prepaid expenses		130
Other receivables		176,341
Total assets		412,972,704
Liabilities
Payable for investments purchased	$220,366
Payable for fund shares redeemed	282,840
Accrued management fee	212,980
Distribution and service plan fees payable	61,230
Other affiliated payables	69,347
Other payables and accrued expenses	112,694
Collateral on securities loaned	10,409,800
Total liabilities		11,369,257
Net Assets		$401,603,447
Net Assets consist of:
Paid in capital		$300,175,967
Total accumulated earnings (loss)		101,427,480
Net Assets		$401,603,447
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($147,349,607 ÷ 3,703,049 shares)(a)		$39.79
Maximum offering price per share (100/94.25 of $39.79)		$42.22
Class M:
Net Asset Value and redemption price per share ($38,158,851 ÷ 989,543 shares)(a)		$38.56
Maximum offering price per share (100/96.50 of $38.56)		$39.96
Class C:
Net Asset Value and offering price per share ($21,372,551 ÷ 600,074 shares)(a)		$35.62
Class I:
Net Asset Value, offering price and redemption price per share ($133,715,306 ÷ 3,251,312 shares)		$41.13
Class Z:
Net Asset Value, offering price and redemption price per share ($61,007,132 ÷ 1,486,383 shares)		$41.04

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$1,933,163
Income from Fidelity Central Funds (including $61,860 from security lending)		117,100
Income before foreign taxes withheld		2,050,263
Less foreign taxes withheld		(253,033)
Total income		1,797,230
Expenses
Management fee	$1,228,355
Transfer agent fees	325,208
Distribution and service plan fees	398,027
Accounting fees	93,132
Custodian fees and expenses	76,507
Independent trustees' fees and expenses	1,033
Registration fees	63,733
Audit	58,108
Legal	739
Miscellaneous	11,838
Total expenses before reductions	2,256,680
Expense reductions	(55,619)
Total expenses after reductions		2,201,061
Net investment income (loss)		(403,831)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $205,003)	24,176,061
Fidelity Central Funds	1,985
Foreign currency transactions	(76,467)
Total net realized gain (loss)		24,101,579
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $449,744)	(4,069,037)
Fidelity Central Funds	315
Assets and liabilities in foreign currencies	4,053
Total change in net unrealized appreciation (depreciation)		(4,064,669)
Net gain (loss)		20,036,910
Net increase (decrease) in net assets resulting from operations		$19,633,079

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(403,831)	$1,626,532
Net realized gain (loss)	24,101,579	15,832,052
Change in net unrealized appreciation (depreciation)	(4,064,669)	48,037,399
Net increase (decrease) in net assets resulting from operations	19,633,079	65,495,983
Distributions to shareholders	(17,760,418)	(15,626,454)
Share transactions - net increase (decrease)	70,847,670	30,152,901
Total increase (decrease) in net assets	72,720,331	80,022,430
Net Assets
Beginning of period	328,883,116	248,860,686
End of period	$401,603,447	$328,883,116

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Emerging Asia Fund Class A

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$39.85	$33.52	$39.98	$30.26	$28.75	$32.05
Income from Investment Operations
Net investment income (loss)A	(.06)	.23	.25	.27	.29	.31
Net realized and unrealized gain (loss)	2.11	8.23	(6.48)	9.75	1.67	(1.76)
Total from investment operations	2.05	8.46	(6.23)	10.02	1.96	(1.45)
Distributions from net investment income	(.16)	(.19)	(.22)	(.24)	(.22)	(.18)
Distributions from net realized gain	(1.96)	(1.93)	(.01)	(.07)	(.23)	(1.67)
Total distributions	(2.11)B	(2.13)C	(.23)	(.31)	(.45)	(1.86)D
Redemption fees added to paid in capitalA	–	–	–E	.01	–E	.01
Net asset value, end of period	$39.79	$39.85	$33.52	$39.98	$30.26	$28.75
Total ReturnF,G,H	5.37%	26.60%	(15.67)%	33.54%	6.95%	(4.78)%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.31%K	1.32%	1.32%	1.38%	1.42%	1.37%
Expenses net of fee waivers, if any	1.31%K	1.32%	1.32%	1.37%	1.42%	1.37%
Expenses net of all reductions	1.28%K	1.31%	1.30%	1.36%	1.42%	1.36%
Net investment income (loss)	(.28)%K	.62%	.62%	.80%	1.03%	1.00%
Supplemental Data
Net assets, end of period (000 omitted)	$147,350	$144,577	$106,775	$137,165	$119,449	$125,528
Portfolio turnover rateL	124%K	69%M	34%	43%	75%	70%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $2.11 per share is comprised of distributions from net investment income of $.156 and distributions from net realized gain of $1.958 per share.

 C Total distributions of $2.13 per share is comprised of distributions from net investment income of $.194 and distributions from net realized gain of $1.933 per share.

 D Total distributions of $1.86 per share is comprised of distributions from net investment income of $.183 and distributions from net realized gain of $1.674 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Annualized

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Asia Fund Class M

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$38.61	$32.50	$38.80	$29.39	$27.93	$31.17
Income from Investment Operations
Net investment income (loss)A	(.11)	.12	.13	.16	.20	.21
Net realized and unrealized gain (loss)	2.06	7.98	(6.29)	9.49	1.62	(1.71)
Total from investment operations	1.95	8.10	(6.16)	9.65	1.82	(1.50)
Distributions from net investment income	(.04)	(.05)	(.13)	(.18)	(.13)	(.08)
Distributions from net realized gain	(1.96)	(1.93)	(.01)	(.07)	(.23)	(1.67)
Total distributions	(2.00)	(1.99)B	(.14)	(.25)	(.36)	(1.75)
Redemption fees added to paid in capitalA	–	–	–C	.01	–C	.01
Net asset value, end of period	$38.56	$38.61	$32.50	$38.80	$29.39	$27.93
Total ReturnD,E,F	5.25%	26.21%	(15.93)%	33.16%	6.62%	(5.05)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.59%I	1.61%	1.61%	1.68%	1.72%	1.68%
Expenses net of fee waivers, if any	1.59%I	1.61%	1.61%	1.68%	1.72%	1.68%
Expenses net of all reductions	1.56%I	1.60%	1.59%	1.66%	1.72%	1.67%
Net investment income (loss)	(.56)%I	.32%	.33%	.50%	.72%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$38,159	$39,197	$33,478	$44,730	$35,791	$37,720
Portfolio turnover rateJ	124%I	69%K	34%	43%	75%	70%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.99 per share is comprised of distributions from net investment income of $.054 and distributions from net realized gain of $1.933 per share.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Asia Fund Class C

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$35.77	$30.32	$36.29	$27.52	$26.17	$29.30
Income from Investment Operations
Net investment income (loss)A	(.19)	(.04)	(.04)	.02	.07	.07
Net realized and unrealized gain (loss)	1.91	7.42	(5.86)	8.89	1.52	(1.59)
Total from investment operations	1.72	7.38	(5.90)	8.91	1.59	(1.52)
Distributions from net investment income	–	–	(.05)	(.08)	(.01)	–
Distributions from net realized gain	(1.87)	(1.93)	(.01)	(.07)	(.23)	(1.62)
Total distributions	(1.87)	(1.93)	(.07)B	(.14)C	(.24)	(1.62)
Redemption fees added to paid in capitalA	–	–	–D	–D	–D	.01
Net asset value, end of period	$35.62	$35.77	$30.32	$36.29	$27.52	$26.17
Total ReturnE,F,G	5.00%	25.67%	(16.30)%	32.58%	6.14%	(5.46)%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.07%J	2.08%	2.06%	2.11%	2.16%	2.11%
Expenses net of fee waivers, if any	2.07%J	2.07%	2.05%	2.11%	2.16%	2.11%
Expenses net of all reductions	2.04%J	2.06%	2.04%	2.09%	2.16%	2.10%
Net investment income (loss)	(1.04)%J	(.14)%	(.11)%	.07%	.29%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$21,373	$23,584	$48,507	$60,852	$43,016	$51,651
Portfolio turnover rateK	124%J	69%L	34%	43%	75%	70%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.07 per share is comprised of distributions from net investment income of $.054 and distributions from net realized gain of $.013 per share.

 C Total distributions of $.14 per share is comprised of distributions from net investment income of $.076 and distributions from net realized gain of $.067 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Asia Fund Class I

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$41.16	$34.60	$41.27	$31.19	$29.63	$33.00
Income from Investment Operations
Net investment income (loss)A	–B	.34	.37	.38	.39	.41
Net realized and unrealized gain (loss)	2.19	8.48	(6.68)	10.06	1.72	(1.81)
Total from investment operations	2.19	8.82	(6.31)	10.44	2.11	(1.40)
Distributions from net investment income	(.26)	(.33)	(.34)	(.31)	(.32)	(.31)
Distributions from net realized gain	(1.96)	(1.93)	(.01)	(.07)	(.23)	(1.67)
Total distributions	(2.22)	(2.26)	(.36)C	(.37)D	(.55)	(1.98)
Redemption fees added to paid in capitalA	–	–	–B	.01	–B	.01
Net asset value, end of period	$41.13	$41.16	$34.60	$41.27	$31.19	$29.63
Total ReturnE,F	5.55%	26.93%	(15.43)%	33.97%	7.27%	(4.47)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.03%I	1.04%	1.03%	1.08%	1.11%	1.07%
Expenses net of fee waivers, if any	1.02%I	1.03%	1.03%	1.07%	1.11%	1.07%
Expenses net of all reductions	1.00%I	1.03%	1.02%	1.06%	1.11%	1.06%
Net investment income (loss)	- %I,J	.90%	.91%	1.10%	1.34%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$133,715	$76,981	$59,527	$66,818	$37,364	$51,569
Portfolio turnover rateK	124%I	69%L	34%	43%	75%	70%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.36 per share is comprised of distributions from net investment income of $.342 and distributions from net realized gain of $.013 per share.

 D Total distributions of $.37 per share is comprised of distributions from net investment income of $.307 and distributions from net realized gain of $.067 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount represents less than .005%.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Asia Fund Class Z

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$41.12	$34.60	$38.03
Income from Investment Operations
Net investment income (loss)B	.03	.40	–
Net realized and unrealized gain (loss)	2.17	8.47	(3.43)
Total from investment operations	2.20	8.87	(3.43)
Distributions from net investment income	(.33)	(.42)	–
Distributions from net realized gain	(1.96)	(1.93)	–
Total distributions	(2.28)C	(2.35)	–
Redemption fees added to paid in capitalB	–	–	–D
Net asset value, end of period	$41.04	$41.12	$34.60
Total ReturnE,F	5.60%	27.14%	(9.02)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.90%I	.89%	.97%I
Expenses net of fee waivers, if any	.89%I	.89%	.97%I
Expenses net of all reductions	.87%I	.89%	.95%I
Net investment income (loss)	.13%I	1.04%	(.02)%I
Supplemental Data
Net assets, end of period (000 omitted)	$61,007	$44,545	$573
Portfolio turnover rateJ	124%I	69%K	34%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $2.28 per share is comprised of distributions from net investment income of $.326 and distributions from net realized gain of $1.958 per share.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity Advisor Emerging Asia Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$96,893,582
Gross unrealized depreciation	(19,179,527)
Net unrealized appreciation (depreciation)	$77,714,055
Tax cost	$334,221,693

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Advisor Emerging Asia	266,910,583	215,128,499

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .68% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$183,802	$4,274
Class M	.25%	.25%	98,692	2,662
Class C	.75%	.25%	115,533	11,077
			$398,027	$18,013

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$7,847
Class M	2,449
Class C(a)	419
$10,715

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$154,527.21
Class M	47,440.24
Class C	25,122.22
Class I	87,195.18
Class Z	10,924.04
	$325,208

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Advisor Emerging Asia	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Advisor Emerging Asia	$3,184

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund received investments, including accrued interest, and cash valued at $27,823,070 in exchange for 730,264 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Notes to Financial Statements.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Advisor Emerging Asia	$432

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. The value of securities loaned to NFS, as affiliated borrower, at period end was $844,340. Total fees paid by the Fund to NFS, as lending agent, amounted to $4,574. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $14,677 from securities loaned to NFS, as affiliated borrower.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $45,905 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $674.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $690.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $8,350 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$7,621,661	$6,691,786
Class M	2,011,365	2,031,064
Class C	1,205,569	3,030,598
Class I	4,430,962	3,816,719
Class Z	2,490,861	56,287
Total	$17,760,418	$15,626,454

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended April 30, 2020	Year ended October 31, 2019	Six months ended April 30, 2020	Year ended October 31, 2019
Class A
Shares sold	289,196	890,097	$11,315,985	$33,055,278
Reinvestment of distributions	185,310	188,292	7,080,679	6,170,338
Shares redeemed	(399,806)	(635,645)	(15,568,990)	(23,172,423)
Net increase (decrease)	74,700	442,744	$2,827,674	$16,053,193
Class M
Shares sold	21,664	96,541	$828,741	$3,369,385
Reinvestment of distributions	53,870	63,400	1,996,956	2,018,654
Shares redeemed	(101,079)	(174,962)	(3,799,067)	(6,248,124)
Net increase (decrease)	(25,545)	(15,021)	$(973,370)	$(860,085)
Class C
Shares sold	31,141	102,684	$1,079,685	$3,392,318
Reinvestment of distributions	33,823	97,571	1,160,124	2,890,051
Shares redeemed	(124,211)	(1,140,615)	(4,337,924)	(37,957,664)
Net increase (decrease)	(59,247)	(940,360)	$(2,098,115)	$(31,675,295)
Class I
Shares sold	2,014,784	937,770	$81,563,788	$35,923,043
Reinvestment of distributions	94,091	96,243	3,711,877	3,250,123
Shares redeemed	(727,681)	(884,566)	(29,024,717)	(33,418,045)
Net increase (decrease)	1,381,194	149,447	$56,250,948	$5,755,121
Class Z
Shares sold	562,851	1,143,097(a)	$21,343,856	$43,891,849(a)
Reinvestment of distributions	60,302	783	2,372,870	26,366
Shares redeemed	(220,052)	(77,167)	(8,876,193)	(3,038,248)
Net increase (decrease)	403,101	1,066,713	$14,840,533	$40,879,967

 (a) Amount includes in-kind exchanges (see the Prior Fiscal Year Affiliated Exchanges In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Class A	1.31%
Actual		$1,000.00	$1,053.70	$6.69
Hypothetical-C		$1,000.00	$1,018.35	$6.57
Class M	1.59%
Actual		$1,000.00	$1,052.50	$8.11
Hypothetical-C		$1,000.00	$1,016.96	$7.97
Class C	2.07%
Actual		$1,000.00	$1,050.00	$10.55
Hypothetical-C		$1,000.00	$1,014.57	$10.37
Class I	1.02%
Actual		$1,000.00	$1,055.50	$5.21
Hypothetical-C		$1,000.00	$1,019.79	$5.12
Class Z	.89%
Actual		$1,000.00	$1,056.00	$4.55
Hypothetical-C		$1,000.00	$1,020.44	$4.47

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Emerging Asia Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in May 2019. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management change.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor Emerging Asia Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Advisor Emerging Asia Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, and Class I ranked below the competitive median for the 12-month period ended June 30, 2019 and the total expense ratio of Class M ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that, when compared with competitor funds that charge a 0.50% 12b-1 fee, the total expense ratio of Class M is below median. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

AEA-SANN-0620
1.703637.122

Fidelity Advisor® Value Leaders Fund

Semi-Annual Report

April 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Ten Stocks as of April 30, 2020

% of fund's net assets
Cisco Systems, Inc.	3.5
Roche Holding AG (participation certificate)	3.5
Berkshire Hathaway, Inc. Class B	3.5
Intel Corp.	3.3
CVS Health Corp.	3.1
UnitedHealth Group, Inc.	3.1
Cigna Corp.	3.0
Wells Fargo & Co.	2.9
Samsung Electronics Co. Ltd.	2.9
Verizon Communications, Inc.	2.8
31.6

Top Five Market Sectors as of April 30, 2020

% of fund's net assets
Financials	30.7
Health Care	17.6
Information Technology	16.1
Industrials	8.4
Consumer Discretionary	6.1

Asset Allocation (% of fund's net assets)

As of April 30, 2020 *
Stocks	96.5%
Short-Term Investments and Net Other Assets (Liabilities)	3.5%

 * Foreign investments - 18.3%

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value
COMMUNICATION SERVICES - 4.6%
Diversified Telecommunication Services - 2.8%
Verizon Communications, Inc.	9,300	$534,285
Media - 1.8%
Comcast Corp. Class A	9,400	353,722

TOTAL COMMUNICATION SERVICES		888,007

CONSUMER DISCRETIONARY - 6.1%
Multiline Retail - 1.4%
Dollar General Corp.	1,500	262,950
Specialty Retail - 1.9%
Best Buy Co., Inc.	4,600	352,958
Textiles, Apparel & Luxury Goods - 2.8%
PVH Corp.	6,200	305,226
Tapestry, Inc.	15,800	235,104
		540,330

TOTAL CONSUMER DISCRETIONARY		1,156,238

CONSUMER STAPLES - 5.1%
Beverages - 1.4%
C&C Group PLC (United Kingdom)	113,700	279,250
Food & Staples Retailing - 1.5%
Sysco Corp.	5,100	286,977
Tobacco - 2.2%
Altria Group, Inc.	10,600	416,050

TOTAL CONSUMER STAPLES		982,277

ENERGY - 6.0%
Oil, Gas & Consumable Fuels - 6.0%
BP PLC sponsored ADR	9,100	216,580
Parex Resources, Inc. (a)	35,500	389,188
Teekay LNG Partners LP	24,100	278,837
Total SA sponsored ADR	7,500	263,625
		1,148,230
FINANCIALS - 30.7%
Banks - 9.0%
Bank of America Corp.	19,000	456,950
M&T Bank Corp.	2,500	280,200
PNC Financial Services Group, Inc.	3,900	416,013
Wells Fargo & Co.	19,200	557,760
		1,710,923
Capital Markets - 4.5%
Affiliated Managers Group, Inc.	5,700	398,772
State Street Corp.	7,300	460,192
		858,964
Consumer Finance - 3.9%
Capital One Financial Corp.	6,600	427,416
Discover Financial Services	7,600	326,572
		753,988
Diversified Financial Services - 3.5%
Berkshire Hathaway, Inc. Class B (a)	3,600	674,496
Insurance - 9.8%
Allstate Corp.	5,100	518,772
Chubb Ltd.	4,400	475,244
FNF Group	13,500	365,175
MetLife, Inc.	3,200	115,456
The Travelers Companies, Inc.	4,000	404,840
		1,879,487

TOTAL FINANCIALS		5,877,858

HEALTH CARE - 17.6%
Biotechnology - 0.1%
Alexion Pharmaceuticals, Inc. (a)	260	27,942
Health Care Providers & Services - 13.8%
Anthem, Inc.	1,900	533,387
Cigna Corp.	2,900	567,762
CVS Health Corp.	9,800	603,190
Humana, Inc.	900	343,638
UnitedHealth Group, Inc.	2,000	584,940
		2,632,917
Pharmaceuticals - 3.7%
Bristol-Myers Squibb Co. rights (a)	6,200	27,962
Roche Holding AG (participation certificate)	1,950	675,280
		703,242

TOTAL HEALTH CARE		3,364,101

INDUSTRIALS - 8.4%
Airlines - 1.6%
Alaska Air Group, Inc.	9,300	302,436
Building Products - 2.0%
Owens Corning	8,900	385,904
Electrical Equipment - 2.1%
Acuity Brands, Inc. (b)	3,400	294,406
Regal Beloit Corp.	1,500	106,515
		400,921
Machinery - 0.9%
Oshkosh Corp.	2,600	175,578
Trading Companies & Distributors - 1.8%
HD Supply Holdings, Inc. (a)	11,600	344,288

TOTAL INDUSTRIALS		1,609,127

INFORMATION TECHNOLOGY - 13.2%
Communications Equipment - 3.5%
Cisco Systems, Inc.	16,000	678,080
IT Services - 4.2%
Amdocs Ltd.	6,100	393,084
Cognizant Technology Solutions Corp. Class A	7,200	417,744
		810,828
Semiconductors & Semiconductor Equipment - 3.3%
Intel Corp.	10,400	623,792
Technology Hardware, Storage & Peripherals - 2.2%
HP, Inc.	26,500	411,015

TOTAL INFORMATION TECHNOLOGY		2,523,715

REAL ESTATE - 1.9%
Real Estate Management & Development - 1.9%
CBRE Group, Inc. (a)	8,500	364,905
TOTAL COMMON STOCKS
(Cost $20,140,954)		17,914,458

Nonconvertible Preferred Stocks - 2.9%
INFORMATION TECHNOLOGY - 2.9%
Technology Hardware, Storage & Peripherals - 2.9%
Samsung Electronics Co. Ltd.
(Cost $625,901)	16,000	556,452

Money Market Funds - 5.1%
Fidelity Cash Central Fund 0.16% (c)	671,846	672,047
Fidelity Securities Lending Cash Central Fund 0.11% (c)(d)	301,920	301,950
TOTAL MONEY MARKET FUNDS
(Cost $973,986)		973,997
TOTAL INVESTMENT IN SECURITIES - 101.6%
(Cost $21,740,841)		19,444,907
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(313,464)
NET ASSETS - 100%		$19,131,443

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,300
Fidelity Securities Lending Cash Central Fund	110
Total	$3,410

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$888,007	$888,007	$--	$--
Consumer Discretionary	1,156,238	1,156,238	--	--
Consumer Staples	982,277	982,277	--	--
Energy	1,148,230	1,148,230	--	--
Financials	5,877,858	5,877,858	--	--
Health Care	3,364,101	2,688,821	675,280	--
Industrials	1,609,127	1,609,127	--	--
Information Technology	3,080,167	3,080,167	--	--
Real Estate	364,905	364,905	--	--
Money Market Funds	973,997	973,997	--	--
Total Investments in Securities:	$19,444,907	$18,769,627	$675,280	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.7%
Switzerland	6.0%
Korea (South)	2.9%
Bailiwick of Guernsey	2.0%
Canada	2.0%
Marshall Islands	1.5%
Ireland	1.4%
France	1.4%
United Kingdom	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $285,747) — See accompanying schedule: Unaffiliated issuers (cost $20,766,855)	$18,470,910
Fidelity Central Funds (cost $973,986)	973,997
Total Investment in Securities (cost $21,740,841)		$19,444,907
Cash		29,613
Receivable for investments sold		114,028
Receivable for fund shares sold		1,083
Dividends receivable		37,185
Distributions receivable from Fidelity Central Funds		95
Prepaid expenses		12
Receivable from investment adviser for expense reductions		10,708
Other receivables		454
Total assets		19,638,085
Liabilities
Payable for investments purchased	$85,975
Payable for fund shares redeemed	78,163
Accrued management fee	3,176
Distribution and service plan fees payable	5,398
Other affiliated payables	4,274
Other payables and accrued expenses	27,706
Collateral on securities loaned	301,950
Total liabilities		506,642
Net Assets		$19,131,443
Net Assets consist of:
Paid in capital		$19,754,372
Total accumulated earnings (loss)		(622,929)
Net Assets		$19,131,443
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($11,408,927 ÷ 757,576 shares)(a)		$15.06
Maximum offering price per share (100/94.25 of $15.06)		$15.98
Class M:
Net Asset Value and redemption price per share ($4,034,146 ÷ 266,745 shares)(a)		$15.12
Maximum offering price per share (100/96.50 of $15.12)		$15.67
Class C:
Net Asset Value and offering price per share ($1,942,042 ÷ 132,614 shares)(a)		$14.64
Class I:
Net Asset Value, offering price and redemption price per share ($1,746,328 ÷ 115,211 shares)		$15.16

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$259,459
Income from Fidelity Central Funds (including $110 from security lending)		3,410
Total income		262,869
Expenses
Management fee
Basic fee	$62,739
Performance adjustment	(24,648)
Transfer agent fees	25,710
Distribution and service plan fees	41,971
Accounting fees	4,578
Custodian fees and expenses	6,384
Independent trustees' fees and expenses	75
Registration fees	32,308
Audit	29,228
Legal	842
Miscellaneous	1,502
Total expenses before reductions	180,689
Expense reductions	(20,634)
Total expenses after reductions		160,055
Net investment income (loss)		102,814
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,804,144
Fidelity Central Funds	62
Foreign currency transactions	137
Total net realized gain (loss)		1,804,343
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(6,291,323)
Fidelity Central Funds	11
Assets and liabilities in foreign currencies	178
Total change in net unrealized appreciation (depreciation)		(6,291,134)
Net gain (loss)		(4,486,791)
Net increase (decrease) in net assets resulting from operations		$(4,383,977)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$102,814	$274,125
Net realized gain (loss)	1,804,343	449
Change in net unrealized appreciation (depreciation)	(6,291,134)	946,116
Net increase (decrease) in net assets resulting from operations	(4,383,977)	1,220,690
Distributions to shareholders	(352,822)	(2,172,169)
Share transactions - net increase (decrease)	(3,000,506)	(1,793,974)
Total increase (decrease) in net assets	(7,737,305)	(2,745,453)
Net Assets
Beginning of period	26,868,748	29,614,201
End of period	$19,131,443	$26,868,748

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Value Leaders Fund Class A

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$18.62	$19.31	$18.81	$16.03	$16.34	$15.79
Income from Investment Operations
Net investment income (loss)A	.09	.20	.16	.11	.12	.29
Net realized and unrealized gain (loss)	(3.36)	.58B	.47C	2.75	(.15)D	.39E
Total from investment operations	(3.27)	.78	.63	2.86	(.03)	.68
Distributions from net investment income	(.20)	(.19)	(.13)	(.08)	(.27)	(.12)
Distributions from net realized gain	(.09)	(1.28)	–	–	(.02)	(.01)
Total distributions	(.29)	(1.47)	(.13)	(.08)	(.28)F	(.13)
Net asset value, end of period	$15.06	$18.62	$19.31	$18.81	$16.03	$16.34
Total ReturnG,H,I	(17.90)%	4.64%B	3.33%C	17.87%	(.18)%D	4.32%E
Ratios to Average Net AssetsJ,K
Expenses before reductions	1.42%L,M	1.29%	1.25%	1.39%	1.47%	1.49%
Expenses net of fee waivers, if any	1.26%L,M	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.25%L,M	1.25%	1.25%	1.25%	1.24%	1.25%
Net investment income (loss)	. 99%L,M	1.12%	.81%	.61%	.77%	1.78%
Supplemental Data
Net assets, end of period (000 omitted)	$11,409	$16,648	$15,105	$17,848	$16,448	$18,237
Portfolio turnover rateN	196%L	37%	35%	34%	63%	54%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.03 per share. Excluding these litigation proceeds, the total return would have been 4.45%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been 3.21%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.24)%.

 E Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 4.01%.

 F Total distributions of $.28 per share is comprised of distributions from net investment income of $.265 and distributions from net realized gain of $.017 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Total returns do not include the effect of the sales charges.

 J Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Annualized

 M Proxy expenses are not annualized.

 N Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Leaders Fund Class M

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$18.68	$19.34	$18.82	$16.04	$16.33	$15.78
Income from Investment Operations
Net investment income (loss)A	.06	.16	.11	.07	.08	.25
Net realized and unrealized gain (loss)	(3.38)	.59B	.47C	2.75	(.16)D	.39E
Total from investment operations	(3.32)	.75	.58	2.82	(.08)	.64
Distributions from net investment income	(.15)	(.13)	(.06)	(.04)	(.20)	(.08)
Distributions from net realized gain	(.09)	(1.28)	–	–	(.02)	(.01)
Total distributions	(.24)	(1.41)	(.06)	(.04)	(.21)F	(.09)
Net asset value, end of period	$15.12	$18.68	$19.34	$18.82	$16.04	$16.33
Total ReturnG,H,I	(18.04)%	4.42%B	3.09%C	17.60%	(.49)%D	4.04%E
Ratios to Average Net AssetsJ,K
Expenses before reductions	1.71%L,M	1.58%	1.54%	1.67%	1.77%	1.78%
Expenses net of fee waivers, if any	1.50%L,M	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.50%L,M	1.50%	1.50%	1.50%	1.49%	1.50%
Net investment income (loss)	.75%L,M	.87%	.56%	.37%	.52%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$4,034	$5,146	$4,987	$5,866	$6,732	$7,672
Portfolio turnover rateN	196%L	37%	35%	34%	63%	54%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.03 per share. Excluding these litigation proceeds, the total return would have been 4.23%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been 2.97%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.55)%.

 E Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 3.73%.

 F Total distributions of $.21 per share is comprised of distributions from net investment income of $.195 and distributions from net realized gain of $.017 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Total returns do not include the effect of the sales charges.

 J Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Annualized

 M Proxy expenses are not annualized.

 N Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Leaders Fund Class C

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$17.99	$18.67	$18.21	$15.56	$15.88	$15.35
Income from Investment Operations
Net investment income (loss)A	.02	.06	.01	(.02)	–B	.17
Net realized and unrealized gain (loss)	(3.28)	.58C	.45D	2.67	(.16)E	.37F
Total from investment operations	(3.26)	.64	.46	2.65	(.16)	.54
Distributions from net investment income	–	(.04)	–	–	(.15)	–
Distributions from net realized gain	(.09)	(1.28)	–	–	(.02)	(.01)
Total distributions	(.09)	(1.32)	–	–	(.16)G	(.01)
Net asset value, end of period	$14.64	$17.99	$18.67	$18.21	$15.56	$15.88
Total ReturnH,I,J	(18.23)%	3.90%C	2.53%D	17.03%	(1.00)%E	3.54%F
Ratios to Average Net AssetsK,L
Expenses before reductions	2.25%M,N	2.13%	2.09%	2.22%	2.29%	2.29%
Expenses net of fee waivers, if any	2.01%M,N	2.00%	2.00%	1.99%	2.00%	2.00%
Expenses net of all reductions	2.00%M,N	2.00%	2.00%	1.99%	1.99%	2.00%
Net investment income (loss)	.24%M,N	.37%	.06%	(.13)%	.02%	1.03%
Supplemental Data
Net assets, end of period (000 omitted)	$1,942	$2,733	$5,298	$5,619	$5,057	$5,662
Portfolio turnover rateO	196%M	37%	35%	34%	63%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.03 per share. Excluding these litigation proceeds, the total return would have been 3.71%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been 2.41%.

 E Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (1.06)%.

 F Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 3.23%.

 G Total distributions of $.16 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.017 per share.

 H Total returns for periods of less than one year are not annualized.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Total returns do not include the effect of the contingent deferred sales charge.

 K Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 L Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 M Annualized

 N Proxy expenses are not annualized.

 O Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Leaders Fund Class I

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$18.78	$19.47	$18.97	$16.16	$16.48	$15.93
Income from Investment Operations
Net investment income (loss)A	.11	.25	.22	.16	.16	.34
Net realized and unrealized gain (loss)	(3.37)	.59B	.46C	2.77	(.15)D	.39E
Total from investment operations	(3.26)	.84	.68	2.93	.01	.73
Distributions from net investment income	(.27)	(.26)	(.18)	(.12)	(.31)	(.17)
Distributions from net realized gain	(.09)	(1.28)	–	–	(.02)	(.01)
Total distributions	(.36)	(1.53)F	(.18)	(.12)	(.33)	(.18)
Net asset value, end of period	$15.16	$18.78	$19.47	$18.97	$16.16	$16.48
Total ReturnG,H	(17.78)%	4.96%B	3.61%C	18.19%	.03%D	4.58%E
Ratios to Average Net AssetsI,J
Expenses before reductions	1.07%K,L	.97%	.96%	1.12%	1.18%	1.18%
Expenses net of fee waivers, if any	1.01%K,L	.97%	.96%	1.00%	1.00%	1.00%
Expenses net of all reductions	1.00%K,L	.96%	.96%	1.00%	.99%	1.00%
Net investment income (loss)	1.24%K,L	1.41%	1.10%	.87%	1.02%	2.03%
Supplemental Data
Net assets, end of period (000 omitted)	$1,746	$2,342	$4,225	$4,052	$3,287	$3,052
Portfolio turnover rateM	196%K	37%	35%	34%	63%	54%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.03 per share. Excluding these litigation proceeds, the total return would have been 4.77%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been 3.49%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.03)%.

 E Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 4.27%.

 F Total distributions of $1.53 per share is comprised of distributions from net investment income of $.255 and distributions from net realized gain of $1.278 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Annualized

 L Proxy expenses are not annualized.

 M Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity Advisor Value Leaders Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, futures transactions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,371,770
Gross unrealized depreciation	(3,851,914)
Net unrealized appreciation (depreciation)	$(2,480,144)
Tax cost	$21,925,051

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Value Leaders Fund	22,334,008	24,962,820

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the Russell 1000 Value Index, over the same 36 month performance period. For the reporting period, the total annualized management fee rate, including the performance adjustment, was .32% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$17,617	$406
Class M	.25%	.25%	12,002	292
Class C	.75%	.25%	12,352	1,236
			$41,971	$1,934

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,278
Class M	202
Class C(a)	197
$1,677

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$14,999.21
Class M	5,953.25
Class C	3,555.29
Class I	1,203.11
	$25,710

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Advisor Value Leaders Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Value Leaders Fund	$782

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Value Leaders Fund	$31

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $10. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2021. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.25%	$11,413
Class M	1.50%	4,872
Class C	2.00%	2,971
Class I	1.00%	686
		$19,942

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $536 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $100. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class I	$4

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $52.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$228,430	$1,115,067
Class M	66,335	369,129
Class C	13,399	369,297
Class I	44,658	318,676
Total	$352,822	$2,172,169

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended April 30, 2020	Year ended October 31, 2019	Six months ended April 30, 2020	Year ended October 31, 2019
Class A
Shares sold	43,791	229,385	$684,709	$4,056,134
Reinvestment of distributions	11,679	63,431	223,999	1,096,720
Shares redeemed	(191,783)	(181,162)	(3,309,082)	(3,251,975)
Net increase (decrease)	(136,313)	111,654	$(2,400,374)	$1,900,879
Class M
Shares sold	8,441	38,519	$134,310	$680,239
Reinvestment of distributions	3,360	20,833	64,780	362,077
Shares redeemed	(20,540)	(41,676)	(347,404)	(745,887)
Net increase (decrease)	(8,739)	17,676	$(148,314)	$296,429
Class C
Shares sold	9,619	45,474	$165,012	$751,074
Reinvestment of distributions	710	21,782	13,286	366,152
Shares redeemed	(29,608)	(199,068)	(478,989)	(3,443,473)
Net increase (decrease)	(19,279)	(131,812)	$(300,691)	$(2,326,247)
Class I
Shares sold	7,433	28,564	$122,019	$515,965
Reinvestment of distributions	2,312	18,169	44,599	315,952
Shares redeemed	(19,218)	(139,027)	(317,745)	(2,496,952)
Net increase (decrease)	(9,473)	(92,294)	$(151,127)	$(1,665,035)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Class A	1.26%
Actual		$1,000.00	$821.00	$5.70
Hypothetical-C		$1,000.00	$1,018.55	$6.32
Class M	1.50%
Actual		$1,000.00	$819.60	$6.79
Hypothetical-C		$1,000.00	$1,017.35	$7.52
Class C	2.01%
Actual		$1,000.00	$817.70	$9.08
Hypothetical-C		$1,000.00	$1,014.87	$10.07
Class I	1.01%
Actual		$1,000.00	$822.20	$4.58
Hypothetical-C		$1,000.00	$1,019.84	$5.07

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Leaders Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Value Leaders Fund

2019 Total Return % vs. Morningstar Large Value and Russell 1000 Value:

75% beaten
25% beaten
Benchmark
Class I
Class C
10.00
8.00
6.00
4.00
2.00
0.00
8.99
8.46
3.39
2.47
1.41
1 Year
40.0
35.0
30.0
25.0
20.0
37.6
33.8
30.0
28.3
24.4
3 Year
50.0
45.0
40.0
35.0
30.0
25.0
45.8
43.3
33.6
32.7
27.0
5 Year

% Beaten

	1 Year	3 Year	5 Year
Class A	20%	15%	21%
Class C	15%	9%	11%
Class I	23%	19%	27%
Class M	18%	12%	16%

The Board considered the fund's underperformance for different time periods ended June 30, 2019 (based on the performance of Class A shares of the fund). The Board noted that the fund's underperformance has continued since the Board approved the management contract in January 2019. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the fund's performance more closely.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Advisor Value Leaders Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class A was above the competitive median because of relatively higher other expenses due to asset levels or small average account sizes. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, and Class I of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.25%, 1.50%, 2.00%, and 1.00% through February 28, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

AVLF-SANN-0620
1.800656.116

Fidelity Advisor® Emerging Markets Fund

Semi-Annual Report

April 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
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Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Five Stocks as of April 30, 2020

% of fund's net assets
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	9.3
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	7.3
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	5.9
Richter Gedeon PLC (Hungary, Pharmaceuticals)	3.7
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	3.7
29.9

Top Five Market Sectors as of April 30, 2020

% of fund's net assets
Information Technology	20.2
Financials	18.6
Consumer Discretionary	12.2
Materials	11.1
Communication Services	10.2

Top Five Countries as of April 30, 2020

(excluding cash equivalents)	% of fund's net assets
Cayman Islands	19.3
China	18.6
Taiwan	12.9
Korea (South)	9.7
Hong Kong	6.1

Asset Allocation (% of fund's net assets)

As of April 30, 2020
Stocks	99.0%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value
Bermuda - 0.7%
Shangri-La Asia Ltd.	5,786,000	$4,777,923
Brazil - 2.1%
Suzano Papel e Celulose SA	1,878,200	13,611,847
Cayman Islands - 19.3%
Airtac International Group	456,037	8,723,467
Alibaba Group Holding Ltd. sponsored ADR (a)	120,800	24,482,536
Bilibili, Inc. ADR (a)	230,500	6,313,395
JD.com, Inc. sponsored ADR (a)	238,933	10,298,012
Li Ning Co. Ltd.	5,288,500	16,698,302
Tencent Holdings Ltd.	1,168,200	61,411,618

TOTAL CAYMAN ISLANDS		127,927,330

China - 18.6%
AVIC Jonhon OptronicTechnology Co. Ltd.	1,769,560	8,893,564
C&S Paper Co. Ltd. (A Shares)	3,229,236	7,826,457
China Life Insurance Co. Ltd. (H Shares)	5,608,000	11,960,178
China Merchants Bank Co. Ltd. (H Shares)	4,909,000	23,230,922
Haier Smart Home Co. Ltd. (A Shares)	11,332,877	24,426,058
Hualan Biological Engineer, Inc. (A Shares)	2,010,190	10,990,259
Industrial & Commercial Bank of China Ltd. (H Shares)	36,201,000	24,273,108
Shenzhen Inovance Technology Co. Ltd. (A Shares)	2,498,210	11,455,823

TOTAL CHINA		123,056,369

Hong Kong - 6.1%
China Resources Beer Holdings Co. Ltd.	4,010,000	18,886,341
CNOOC Ltd. sponsored ADR	77,973	8,761,826
Sun Art Retail Group Ltd.	7,499,000	12,484,936

TOTAL HONG KONG		40,133,103

Hungary - 3.7%
Richter Gedeon PLC	1,150,700	24,647,871
India - 4.3%
Housing Development Finance Corp. Ltd.	410,598	10,388,070
Larsen & Toubro Ltd.	524,200	6,217,283
Shree Cement Ltd.	24,583	6,419,732
Solar Industries India Ltd. (a)	478,800	5,618,773

TOTAL INDIA		28,643,858

Indonesia - 1.0%
PT Bank Mandiri (Persero) Tbk	21,071,400	6,263,713
Israel - 2.4%
Elbit Systems Ltd. (Israel)	115,000	15,653,328
Korea (South) - 9.7%
Samsung Electronics Co. Ltd.	1,172,811	48,270,184
Shinhan Financial Group Co. Ltd.	626,620	15,933,630

TOTAL KOREA (SOUTH)		64,203,814

Luxembourg - 1.1%
Globant SA (a)	63,200	7,310,344
Mexico - 5.4%
CEMEX S.A.B. de CV sponsored ADR	3,010,800	6,382,896
Grupo Financiero Banorte S.A.B. de CV Series O	3,949,900	10,801,955
Wal-Mart de Mexico SA de CV Series V	7,646,063	18,391,032

TOTAL MEXICO		35,575,883

Russia - 5.2%
Lukoil PJSC sponsored ADR	131,800	8,632,900
MMC Norilsk Nickel PJSC sponsored ADR	588,200	16,340,196
Sberbank of Russia sponsored ADR	858,500	9,147,318

TOTAL RUSSIA		34,120,414

South Africa - 3.7%
AngloGold Ashanti Ltd.	583,200	14,236,009
Impala Platinum Holdings Ltd.	1,756,000	10,473,235

TOTAL SOUTH AFRICA		24,709,244

Taiwan - 12.9%
MediaTek, Inc.	1,388,000	19,131,693
Sporton International, Inc.	1,229,000	8,095,005
Taiwan Semiconductor Manufacturing Co. Ltd.	3,895,000	39,221,416
Unified-President Enterprises Corp.	3,393,000	7,886,033
Yageo Corp.	658,000	8,498,139
Yageo Corp. unit (b)	40,200	2,638,167

TOTAL TAIWAN		85,470,453

TOTAL COMMON STOCKS
(Cost $611,816,583)		636,105,494

Nonconvertible Preferred Stocks - 2.8%
Brazil - 2.8%
Itau Unibanco Holding SA	2,605,580	10,910,288
Petroleo Brasileiro SA - Petrobras sponsored ADR	1,102,578	7,618,814
TOTAL NONCOVERTIBLE PREFRRED STOCKS
(Cost $25,965,621)		18,529,102

Money Market Funds - 2.3%
Fidelity Cash Central Fund 0.16% (c)
(Cost $15,103,878)	15,099,776	15,104,306
TOTAL INVESTMENT IN SECURITIES - 101.3%
(Cost $652,886,082)		669,738,902
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(8,277,079)
NET ASSETS - 100%		$661,461,823

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,638,167 or 0.4% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$74,898
Total	$74,898

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$67,725,013	$6,313,395	$61,411,618	$--
Consumer Discretionary	80,682,831	34,780,548	45,902,283	--
Consumer Staples	65,474,799	18,391,032	47,083,767	--
Energy	25,013,540	25,013,540	--	--
Financials	122,909,182	30,859,561	92,049,621	--
Health Care	35,638,130	24,647,871	10,990,259	--
Industrials	50,144,906	15,653,328	34,491,578	--
Information Technology	133,963,507	58,218,695	75,744,812	--
Materials	73,082,688	36,334,939	36,747,749	--
Money Market Funds	15,104,306	15,104,306	--	--
Total Investments in Securities:	$669,738,902	$265,317,215	$404,421,687	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $637,782,204)	$654,634,596
Fidelity Central Funds (cost $15,103,878)	15,104,306
Total Investment in Securities (cost $652,886,082)		$669,738,902
Foreign currency held at value (cost $7,108)		7,048
Receivable for investments sold		6,634,471
Receivable for fund shares sold		2,038,798
Dividends receivable		431,159
Distributions receivable from Fidelity Central Funds		1,209
Prepaid expenses		381
Other receivables		78,863
Total assets		678,930,831
Liabilities
Payable for investments purchased	$14,406,689
Payable for fund shares redeemed	2,280,486
Accrued management fee	407,086
Distribution and service plan fees payable	66,683
Other affiliated payables	116,505
Other payables and accrued expenses	191,559
Total liabilities		17,469,008
Net Assets		$661,461,823
Net Assets consist of:
Paid in capital		$674,492,847
Total accumulated earnings (loss)		(13,031,024)
Net Assets		$661,461,823
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($126,383,231 ÷ 5,183,840 shares)(a)		$24.38
Maximum offering price per share (100/94.25 of $24.38)		$25.87
Class M:
Net Asset Value and redemption price per share ($36,676,141 ÷ 1,520,549 shares)(a)		$24.12
Maximum offering price per share (100/96.50 of $24.12)		$24.99
Class C:
Net Asset Value and offering price per share ($32,849,412 ÷ 1,443,620 shares)(a)		$22.75
Class I:
Net Asset Value, offering price and redemption price per share ($259,905,572 ÷ 10,607,000 shares)		$24.50
Class Z:
Net Asset Value, offering price and redemption price per share ($205,647,467 ÷ 8,411,616 shares)		$24.45

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$4,779,257
Income from Fidelity Central Funds		74,898
Income before foreign taxes withheld		4,854,155
Less foreign taxes withheld		(703,032)
Total income		4,151,123
Expenses
Management fee	$2,669,310
Transfer agent fees	575,423
Distribution and service plan fees	485,110
Accounting fees and expenses	167,206
Custodian fees and expenses	123,573
Independent trustees' fees and expenses	2,133
Registration fees	76,845
Audit	42,859
Legal	1,854
Miscellaneous	30,642
Total expenses before reductions	4,174,955
Expense reductions	(144,964)
Total expenses after reductions		4,029,991
Net investment income (loss)		121,132
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(24,336,324)
Fidelity Central Funds	1,368
Foreign currency transactions	(300,017)
Total net realized gain (loss)		(24,634,973)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(30,304,383)
Fidelity Central Funds	428
Assets and liabilities in foreign currencies	(27,349)
Total change in net unrealized appreciation (depreciation)		(30,331,304)
Net gain (loss)		(54,966,277)
Net increase (decrease) in net assets resulting from operations		$(54,845,145)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$121,132	$14,091,363
Net realized gain (loss)	(24,634,973)	131,562,896
Change in net unrealized appreciation (depreciation)	(30,331,304)	(13,973,667)
Net increase (decrease) in net assets resulting from operations	(54,845,145)	131,680,592
Distributions to shareholders	(3,130,598)	(87,939,723)
Share transactions - net increase (decrease)	109,933,864	(106,326,281)
Total increase (decrease) in net assets	51,958,121	(62,585,412)
Net Assets
Beginning of period	609,503,702	672,089,114
End of period	$661,461,823	$609,503,702

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Emerging Markets Fund Class A

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$26.18	$24.48	$28.86	$22.30	$20.73	$23.38
Income from Investment Operations
Net investment income (loss)A	(.02)	.44B	.09	.08	.02	.06
Net realized and unrealized gain (loss)	(1.70)	4.26	(4.39)	6.49	1.55	(2.66)
Total from investment operations	(1.72)	4.70	(4.30)	6.57	1.57	(2.60)
Distributions from net investment income	(.08)	(.06)C	(.05)	(.01)	–	(.02)
Distributions from net realized gain	–	(2.94)C	(.03)	–	–	(.03)
Total distributions	(.08)	(3.00)	(.08)	(.01)	–	(.05)
Redemption fees added to paid in capitalA	–	–	–D	–D	–D	–D
Net asset value, end of period	$24.38	$26.18	$24.48	$28.86	$22.30	$20.73
Total ReturnE,F,G	(6.61)%	19.42%	(14.93)%	29.46%	7.57%	(11.13)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.42%J	1.41%	1.44%	1.47%	1.51%	1.52%
Expenses net of fee waivers, if any	1.41%J	1.41%	1.44%	1.47%	1.51%	1.52%
Expenses net of all reductions	1.37%J	1.39%	1.40%	1.46%	1.51%	1.50%
Net investment income (loss)	(.16)%J	1.62%B	.30%	.34%	.11%	.28%
Supplemental Data
Net assets, end of period (000 omitted)	$126,383	$144,062	$120,499	$142,129	$118,092	$112,931
Portfolio turnover rateK	80%J	166%L	87%	86%	85%	110%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.32 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .44%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Markets Fund Class M

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$25.86	$24.25	$28.61	$22.16	$20.65	$23.30
Income from Investment Operations
Net investment income (loss)A	(.06)	.36B	–C	.02	(.03)	.01
Net realized and unrealized gain (loss)	(1.68)	4.20	(4.34)	6.43	1.54	(2.66)
Total from investment operations	(1.74)	4.56	(4.34)	6.45	1.51	(2.65)
Distributions from net investment income	–	(.02)D	–	–	–	–
Distributions from net realized gain	–	(2.93)D	(.02)	–	–	–
Total distributions	–	(2.95)	(.02)	–	–	–
Redemption fees added to paid in capitalA	–	–	–C	–C	–C	–C
Net asset value, end of period	$24.12	$25.86	$24.25	$28.61	$22.16	$20.65
Total ReturnE,F,G	(6.73)%	19.03%	(15.17)%	29.11%	7.31%	(11.37)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.70%J	1.70%	1.73%	1.75%	1.77%	1.78%
Expenses net of fee waivers, if any	1.70%J	1.70%	1.73%	1.75%	1.77%	1.78%
Expenses net of all reductions	1.66%J	1.68%	1.69%	1.73%	1.77%	1.76%
Net investment income (loss)	(.44)%J	1.33%B	- %K	.06%	(.15)%	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$36,676	$45,310	$40,616	$53,572	$44,575	$43,365
Portfolio turnover rateL	80%J	166%M	87%	86%	85%	110%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.32 per share. Excluding this non-recurring dividend the ratio of net investment income (loss) to average net assets would have been .15%.

 C Amount represents less than $.005 per share.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount represents less than .005%.

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Markets Fund Class C

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$24.46	$23.18	$27.46	$21.37	$20.02	$22.70
Income from Investment Operations
Net investment income (loss)A	(.12)	.22B	(.13)	(.10)	(.13)	(.10)
Net realized and unrealized gain (loss)	(1.59)	4.02	(4.15)	6.19	1.48	(2.58)
Total from investment operations	(1.71)	4.24	(4.28)	6.09	1.35	(2.68)
Distributions from net investment income	–	(.02)C	–	–	–	–
Distributions from net realized gain	–	(2.94)C	–	–	–	–
Total distributions	–	(2.96)	–	–	–	–
Redemption fees added to paid in capitalA	–	–	–D	–D	–D	–D
Net asset value, end of period	$22.75	$24.46	$23.18	$27.46	$21.37	$20.02
Total ReturnE,F,G	(6.99)%	18.48%	(15.59)%	28.50%	6.74%	(11.81)%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.20%J	2.20%	2.22%	2.24%	2.26%	2.27%
Expenses net of fee waivers, if any	2.20%J	2.20%	2.22%	2.24%	2.26%	2.27%
Expenses net of all reductions	2.16%J	2.17%	2.19%	2.22%	2.26%	2.26%
Net investment income (loss)	(.94)%J	.83%B	(.49)%	(.43)%	(.64)%	(.47)%
Supplemental Data
Net assets, end of period (000 omitted)	$32,849	$41,615	$50,617	$57,599	$43,848	$46,595
Portfolio turnover rateK	80%J	166%L	87%	86%	85%	110%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $30 per share. Excluding this non-recurring dividend the ratio of net investment income (loss) to average net assets would have been (.34)%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Markets Fund Class I

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$26.34	$24.65	$29.03	$22.44	$20.83	$23.50
Income from Investment Operations
Net investment income (loss)A	.02	.54B	.18	.17	.10	.14
Net realized and unrealized gain (loss)	(1.71)	4.26	(4.41)	6.51	1.55	(2.67)
Total from investment operations	(1.69)	4.80	(4.23)	6.68	1.65	(2.53)
Distributions from net investment income	(.15)	(.17)C	(.12)	(.09)	(.04)	(.11)
Distributions from net realized gain	–	(2.94)C	(.03)	–	–	(.03)
Total distributions	(.15)	(3.11)	(.15)	(.09)	(.04)	(.14)
Redemption fees added to paid in capitalA	–	–	–D	–D	–D	–D
Net asset value, end of period	$24.50	$26.34	$24.65	$29.03	$22.44	$20.83
Total ReturnE,F	(6.46)%	19.78%	(14.64)%	29.94%	7.93%	(10.83)%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.08%I	1.09%	1.12%	1.13%	1.16%	1.17%
Expenses net of fee waivers, if any	1.07%I	1.09%	1.12%	1.13%	1.16%	1.17%
Expenses net of all reductions	1.04%I	1.06%	1.08%	1.11%	1.15%	1.16%
Net investment income (loss)	.18%I	1.94%B	.62%	.68%	.46%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$259,906	$288,485	$394,904	$340,526	$242,116	$209,270
Portfolio turnover rateJ	80%I	166%K	87%	86%	85%	110%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.33 per share. Excluding this non-recurring dividend the ratio of net investment income (loss) to average net assets would have been .77%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Emerging Markets Fund Class Z

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$26.33	$24.65	$29.02	$22.44	$20.83	$23.50
Income from Investment Operations
Net investment income (loss)A	.04	.57B	.22	.21	.13	.17
Net realized and unrealized gain (loss)	(1.70)	4.26	(4.41)	6.50	1.55	(2.66)
Total from investment operations	(1.66)	4.83	(4.19)	6.71	1.68	(2.49)
Distributions from net investment income	(.22)	(.21)C	(.15)	(.13)	(.07)	(.14)
Distributions from net realized gain	–	(2.94)C	(.03)	–	–	(.03)
Total distributions	(.22)	(3.15)	(.18)	(.13)	(.07)	(.18)D
Redemption fees added to paid in capitalA	–	–	–E	–E	–E	–E
Net asset value, end of period	$24.45	$26.33	$24.65	$29.02	$22.44	$20.83
Total ReturnF,G	(6.37)%	19.93%	(14.52)%	30.13%	8.09%	(10.68)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.96%J	.95%	.98%	.98%	1.01%	1.02%
Expenses net of fee waivers, if any	.95%J	.95%	.98%	.98%	1.01%	1.02%
Expenses net of all reductions	.91%J	.92%	.94%	.97%	1.00%	1.00%
Net investment income (loss)	.30%J	2.09%B	.76%	.82%	.61%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$205,647	$90,032	$65,453	$14,387	$6,261	$6,114
Portfolio turnover rateK	80%J	166%L	87%	86%	85%	110%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.32 per share. Excluding this non-recurring dividend the ratio of net investment income (loss) to average net assets would have been .91%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $.18 per share is comprised of distributions from net investment income of $.143 and distributions from net realized gain of $.033 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity Advisor Emerging Markets Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications for the period ended October 31, 2019.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, redemptions in kind and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$78,756,191
Gross unrealized depreciation	(70,426,836)
Net unrealized appreciation (depreciation)	$8,329,355
Tax cost	$661,409,547

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Emerging Markets Fund	370,636,133	263,983,533

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .78% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$178,520	$4,240
Class M	.25%	.25%	107,042	1,302
Class C	.75%	.25%	199,548	27,834
			$485,110	$33,376

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$19,502
Class M	2,694
Class C(a)	2,632
$24,828

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$180,270.25
Class M	61,255.29
Class C	56,893.29
Class I	241,907.17
Class Z	35,098.04
	$575,423

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Advisor Emerging Markets Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Emerging Markets Fund	$1,395

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 8,278,452 shares of the Fund were redeemed in-kind for investments and cash with a value of $216,946,766. The Fund had a net realized gain of $21,790,807 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Emerging Markets Fund	$869

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $118,808 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $5,017.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,389.

In addition, during the period, the investment adviser or an affiliate reimbursed the Fund $19,750 for an operational error which is included in the accompanying Statement of Operations.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$409,462	$14,899,450
Class M	–	4,711,016
Class C	–	4,549,289
Class I	1,670,563	54,137,961
Class Z	1,050,573	9,642,007
Total	$3,130,598	$87,939,723

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended April 30, 2020	Year ended October 31, 2019	Six months ended April 30, 2020	Year ended October 31, 2019
Class A
Shares sold	558,365	1,430,815	$14,821,038	$39,176,287
Reinvestment of distributions	15,043	566,067	399,347	14,535,345
Shares redeemed	(892,485)	(1,415,545)	(22,570,606)	(38,558,494)
Net increase (decrease)	(319,077)	581,337	$(7,350,221)	$15,153,138
Class M
Shares sold	84,910	275,556	$2,259,823	$7,483,344
Reinvestment of distributions	–	181,883	–	4,618,003
Shares redeemed	(316,264)	(380,538)	(7,917,906)	(10,326,369)
Net increase (decrease)	(231,354)	76,901	$(5,658,083)	$1,774,978
Class C
Shares sold	125,658	374,961	$3,202,594	$9,619,101
Reinvestment of distributions	–	184,738	–	4,437,414
Shares redeemed	(383,372)	(1,041,747)	(9,048,639)	(27,016,202)
Net increase (decrease)	(257,714)	(482,048)	$(5,846,045)	$(12,959,687)
Class I
Shares sold	3,581,473	9,079,219	$94,438,752	$250,388,511
Reinvestment of distributions	59,042	2,016,037	1,572,879	52,007,429
Shares redeemed	(3,985,393)	(16,164,775)(a)	(100,871,595)	(434,388,374)(a)
Net increase (decrease)	(344,878)	(5,069,519)	$(4,859,964)	$(131,992,434)
Class Z
Shares sold	7,045,535	2,185,898	$184,294,588	$59,546,339
Reinvestment of distributions	27,591	290,594	733,083	7,490,854
Shares redeemed	(2,080,436)	(1,713,122)	(51,379,494)	(45,339,469)
Net increase (decrease)	4,992,690	763,370	$133,648,177	$21,697,724

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Class A	1.41%
Actual		$1,000.00	$933.90	$6.78
Hypothetical-C		$1,000.00	$1,017.85	$7.07
Class M	1.70%
Actual		$1,000.00	$932.70	$8.17
Hypothetical-C		$1,000.00	$1,016.41	$8.52
Class C	2.20%
Actual		$1,000.00	$930.10	$10.56
Hypothetical-C		$1,000.00	$1,013.92	$11.02
Class I	1.07%
Actual		$1,000.00	$935.40	$5.15
Hypothetical-C		$1,000.00	$1,019.54	$5.37
Class Z	.95%
Actual		$1,000.00	$936.30	$4.57
Hypothetical-C		$1,000.00	$1,020.14	$4.77

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in February 2019 and October 2019. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor Emerging Markets Fund

2019 Total Return % vs. Morningstar Diversified Emerging Mkts and MSCI EM - Net MA:
75% beaten
25% beaten
Benchmark
Class Z
Class C
6.00
4.00
2.00
0.00
-2.00
5.29
4.00
3.95
1.24
-1.47
45.0
40.0
35.0
30.0
25.0
20.0
40.9
35.8
36.5
35.7
22.8
30.0
25.0
20.0
15.0
10.0
5.0
0.0
28.2
20.5
15.6
13.3
3.2
1 Year
3 Year
5 Year

% Beaten

	1 Year	3 Year	5 Year
Class A	81%	82%	94%
Class C	77%	74%	89%
Class I	82%	86%	96%
Class M	79%	80%	92%
Class Z	83%	87%	97%

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Advisor Emerging Markets Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, and Class Z ranked below the competitive median for the 12-month period ended June 30, 2019 and the total expense ratio of each of Class M and Class C ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

FAEM-SANN-0620
1.800638.116

Fidelity Advisor® Global Equity Income Fund

Semi-Annual Report

April 30, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Shareholder Expense Example
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Top Five Stocks as of April 30, 2020

% of fund's net assets
Microsoft Corp. (United States of America, Software)	4.5
Apple, Inc. (United States of America, Technology Hardware, Storage & Peripherals)	4.2
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.9
Amgen, Inc. (United States of America, Biotechnology)	1.8
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.7
14.1

Top Five Market Sectors as of April 30, 2020

% of fund's net assets
Information Technology	20.0
Health Care	15.3
Consumer Staples	13.3
Financials	13.3
Industrials	9.2

Top Five Countries as of April 30, 2020

(excluding cash equivalents)	% of fund's net assets
United States of America	47.5
United Kingdom	8.7
Japan	6.4
Switzerland	5.4
Canada	3.4

Asset Allocation (% of fund's net assets)

As of April 30, 2020
Stocks	95.3%
Short-Term Investments and Net Other Assets (Liabilities)	4.7%

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value
Australia - 0.4%
Ansell Ltd.	4,259	$78,545
Bailiwick of Guernsey - 0.3%
Amdocs Ltd.	869	55,998
Bailiwick of Jersey - 0.3%
Clarivate Analytics PLC (a)	2,819	64,781
Belgium - 0.4%
KBC Groep NV	1,296	70,296
Bermuda - 0.7%
Dairy Farm International Holdings Ltd.	3,579	17,151
Hiscox Ltd.	3,010	26,636
IHS Markit Ltd.	1,315	88,500

TOTAL BERMUDA		132,287

Brazil - 0.3%
Equatorial Energia SA	13,117	44,215
Suzano Papel e Celulose SA	3,078	22,307

TOTAL BRAZIL		66,522

Canada - 3.4%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	4,539	126,653
Constellation Software, Inc.	226	217,327
Fairfax Financial Holdings Ltd. (sub. vtg.)	106	28,741
Imperial Oil Ltd.	4,459	72,045
Open Text Corp.	2,916	110,192
Restaurant Brands International, Inc.	900	43,902
Suncor Energy, Inc.	3,557	63,425
Waste Connection, Inc. (Canada)	367	31,576

TOTAL CANADA		693,861

Cayman Islands - 0.8%
Best Pacific International Holdings Ltd.	42,184	6,270
SITC International Holdings Co. Ltd.	145,170	143,408

TOTAL CAYMAN ISLANDS		149,678

China - 1.1%
Kweichow Moutai Co. Ltd. (A Shares)	783	139,287
Qingdao Port International Co. Ltd. (H Shares) (b)	51,000	27,444
Shanghai International Airport Co. Ltd. (A Shares)	6,060	60,017

TOTAL CHINA		226,748

Denmark - 0.4%
A.P. Moller - Maersk A/S Series B	32	31,848
DSV A/S	551	56,854

TOTAL DENMARK		88,702

France - 3.0%
Capgemini SA	811	76,200
Elior SA (b)	8,582	56,757
LVMH Moet Hennessy Louis Vuitton SE	281	108,633
Sanofi SA	1,914	187,072
SR Teleperformance SA	379	84,934
VINCI SA	1,181	96,750

TOTAL FRANCE		610,346

Germany - 1.6%
Delivery Hero AG (a)(b)	266	22,445
Deutsche Post AG	1,556	46,224
Hannover Reuck SE	334	53,255
Linde PLC	531	98,050
SAP SE	891	106,125

TOTAL GERMANY		326,099

Hong Kong - 0.8%
AIA Group Ltd.	17,440	160,060
India - 2.1%
HDFC Asset Management Co. Ltd. (a)(b)	1,037	34,720
HDFC Bank Ltd. sponsored ADR	997	43,220
Indian Energy Exchange Ltd. (b)	24,077	48,068
Petronet LNG Ltd.	16,948	54,611
Redington India Ltd.	36,811	35,930
Reliance Industries Ltd.	8,888	172,844
Tech Mahindra Ltd.	5,606	40,327

TOTAL INDIA		429,720

Indonesia - 0.3%
PT Bank Mandiri (Persero) Tbk	217,869	64,764
Ireland - 0.9%
Accenture PLC Class A	1,024	189,635
Italy - 0.7%
Recordati SpA	2,009	87,336
Reply SpA	800	55,932

TOTAL ITALY		143,268

Japan - 6.4%
Arata Corp.	875	36,365
Astellas Pharma, Inc.	6,027	99,681
Aucnet, Inc.	1,961	19,918
Daiichikosho Co. Ltd.	2,063	62,670
Daiwa Industries Ltd.	4,861	42,126
Hoya Corp.	3,532	324,714
Inaba Denki Sangyo Co. Ltd.	4,053	86,940
Jm Holdings Co. Ltd.	7,637	187,874
Minebea Mitsumi, Inc.	3,544	57,623
Nippon Telegraph & Telephone Corp.	3,363	76,588
Sony Corp.	2,949	189,780
Tsuruha Holdings, Inc.	873	116,980

TOTAL JAPAN		1,301,259

Kenya - 0.5%
Safaricom Ltd.	397,015	105,500
Korea (South) - 1.2%
Samsung Electronics Co. Ltd.	5,727	235,710
Luxembourg - 1.3%
B&M European Value Retail SA	60,037	251,652
Multi-National - 0.8%
HKT Trust/HKT Ltd. unit	101,270	163,422
Netherlands - 1.9%
Koninklijke Philips Electronics NV	1,588	69,225
NXP Semiconductors NV	1,291	128,545
Unilever NV	3,857	192,076

TOTAL NETHERLANDS		389,846

New Zealand - 0.3%
Auckland International Airport Ltd.	16,500	60,931
Poland - 0.3%
CD Projekt RED SA	583	50,251
Sweden - 0.6%
Ericsson (B Shares)	11,212	95,786
Indutrade AB	1,020	32,792

TOTAL SWEDEN		128,578

Switzerland - 5.4%
Banque Cantonale Vaudoise	120	106,045
Barry Callebaut AG	17	33,322
Chubb Ltd.	1,103	119,135
Nestle SA (Reg. S)	2,799	296,442
Roche Holding AG (participation certificate)	1,119	387,507
Sika AG	710	117,469
Swiss Re Ltd.	525	38,150

TOTAL SWITZERLAND		1,098,070

Taiwan - 2.0%
Poya International Co. Ltd.	3,565	59,475
Taiwan Semiconductor Manufacturing Co. Ltd.	34,621	348,623

TOTAL TAIWAN		408,098

Thailand - 0.4%
Thai Beverage PCL	144,135	70,158
United Kingdom - 8.7%
AstraZeneca PLC:
(United Kingdom)	1,691	176,865
sponsored ADR	4,985	260,616
BP PLC	27,889	109,894
Compass Group PLC	10,448	175,813
Cranswick PLC	2,530	118,475
Diageo PLC	2,567	88,381
Hilton Food Group PLC	16,107	227,212
John David Group PLC	7,939	52,936
London Stock Exchange Group PLC	1,252	117,573
Reckitt Benckiser Group PLC	1,436	119,618
RELX PLC (London Stock Exchange)	7,712	174,499
St. James's Place Capital PLC	3,632	38,947
Victrex PLC	2,463	61,919
WH Smith PLC	1,619	25,550

TOTAL UNITED KINGDOM		1,748,298

United States of America - 47.5%
AbbVie, Inc.	1,367	112,367
Altria Group, Inc.	3,096	121,518
Ameren Corp.	2,051	149,210
American Tower Corp.	1,444	343,672
AMETEK, Inc.	1,360	114,063
Amgen, Inc.	1,489	356,199
Apple, Inc.	2,885	847,613
Bank of America Corp.	8,013	192,713
Becton, Dickinson & Co.	329	83,082
Berkshire Hathaway, Inc. Class B (a)	1,164	218,087
BJ's Wholesale Club Holdings, Inc. (a)	2,301	60,539
Bristol-Myers Squibb Co.	3,548	215,754
Capital One Financial Corp.	2,396	155,165
Charter Communications, Inc. Class A (a)	151	74,780
Chevron Corp.	1,925	177,100
Cisco Systems, Inc.	3,370	142,821
Citigroup, Inc.	3,618	175,690
ConocoPhillips Co.	2,589	108,997
Crown Holdings, Inc. (a)	389	25,055
Danaher Corp.	680	111,153
Dollar Tree, Inc. (a)	778	61,983
Eli Lilly & Co.	1,063	164,382
Equifax, Inc.	440	61,116
Estee Lauder Companies, Inc. Class A	389	68,620
Exxon Mobil Corp.	1,100	51,117
Fidelity National Information Services, Inc.	681	89,817
Fortive Corp.	1,156	73,984
General Dynamics Corp.	515	67,269
General Electric Co.	22,320	151,776
JPMorgan Chase & Co.	2,470	236,527
Kroger Co.	3,975	125,650
Lennar Corp. Class A	1,210	60,585
Lowe's Companies, Inc.	2,355	246,686
M&T Bank Corp.	920	103,114
Marsh & McLennan Companies, Inc.	649	63,167
McCormick & Co., Inc. (non-vtg.)	184	28,859
Microsoft Corp.	5,090	912,180
MSCI, Inc.	370	120,990
NextEra Energy, Inc.	638	147,455
Northrop Grumman Corp.	291	96,225
NRG Energy, Inc.	2,223	74,537
PepsiCo, Inc.	1,386	183,354
Philip Morris International, Inc.	919	68,557
Phillips 66 Co.	557	40,756
PVH Corp.	601	29,587
Qualcomm, Inc.	1,503	118,241
Raymond James Financial, Inc.	713	47,001
Roper Technologies, Inc.	304	103,673
S&P Global, Inc.	456	133,553
Starbucks Corp.	1,100	84,403
T-Mobile U.S., Inc. (a)	1,924	168,927
Tapestry, Inc.	2,294	34,135
The J.M. Smucker Co.	1,056	121,345
The Travelers Companies, Inc.	1,178	119,225
The Walt Disney Co.	1,520	164,388
Tiffany & Co., Inc.	810	102,465
UnitedHealth Group, Inc.	912	266,733
Valero Energy Corp.	551	34,906
Verizon Communications, Inc.	3,258	187,172
Visa, Inc. Class A	1,402	250,565
Vistra Energy Corp.	5,394	105,399
Walmart, Inc.	1,684	204,690
WEC Energy Group, Inc.	706	63,928
Wells Fargo & Co.	6,286	182,608

TOTAL UNITED STATES OF AMERICA		9,607,228

TOTAL COMMON STOCKS
(Cost $16,001,265)		19,170,311

Nonconvertible Preferred Stocks - 0.5%
Spain - 0.5%
Grifols SA Class B
(Cost $114,805)	4,990	102,726

Money Market Funds - 6.1%
Fidelity Cash Central Fund 0.16% (c)
(Cost $1,224,491)	1,224,247	1,224,614
TOTAL INVESTMENT IN SECURITIES - 101.4%
(Cost $17,340,561)		20,497,651
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(274,312)
NET ASSETS - 100%		$20,223,339

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $189,434 or 0.9% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,379
Total	$6,379

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,053,698	$813,688	$240,010	$--
Consumer Discretionary	1,669,340	1,129,369	539,971	--
Consumer Staples	2,716,761	1,793,648	923,113	--
Energy	885,695	548,346	337,349	--
Financials	2,697,450	2,281,392	416,058	--
Health Care	3,083,957	2,169,408	914,549	--
Industrials	1,855,353	1,298,316	557,037	--
Information Technology	4,057,567	3,430,776	626,791	--
Materials	324,800	324,800	--	--
Real Estate	343,672	343,672	--	--
Utilities	584,744	584,744	--	--
Money Market Funds	1,224,614	1,224,614	--	--
Total Investments in Securities:	$20,497,651	$15,942,773	$4,554,878	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2020 (Unaudited)
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $16,116,070)	$19,273,037
Fidelity Central Funds (cost $1,224,491)	1,224,614
Total Investment in Securities (cost $17,340,561)		$20,497,651
Foreign currency held at value (cost $1,911)		1,927
Receivable for investments sold		235,681
Receivable for fund shares sold		22,715
Dividends receivable		52,721
Distributions receivable from Fidelity Central Funds		150
Prepaid expenses		8
Receivable from investment adviser for expense reductions		43,628
Other receivables		468
Total assets		20,854,949
Liabilities
Payable for investments purchased	$571,121
Accrued management fee	11,091
Distribution and service plan fees payable	5,847
Other affiliated payables	4,245
Audit fees payable	28,273
Other payables and accrued expenses	11,033
Total liabilities		631,610
Net Assets		$20,223,339
Net Assets consist of:
Paid in capital		$16,830,134
Total accumulated earnings (loss)		3,393,205
Net Assets		$20,223,339
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($7,705,958 ÷ 533,895 shares)(a)		$14.43
Maximum offering price per share (100/94.25 of $14.43)		$15.31
Class M:
Net Asset Value and redemption price per share ($3,143,627 ÷ 217,932 shares)(a)		$14.42
Maximum offering price per share (100/96.50 of $14.42)		$14.94
Class C:
Net Asset Value and offering price per share ($3,839,858 ÷ 267,761 shares)(a)		$14.34
Class I:
Net Asset Value, offering price and redemption price per share ($2,525,040 ÷ 174,824 shares)		$14.44
Class Z:
Net Asset Value, offering price and redemption price per share ($3,008,856 ÷ 207,870 shares)		$14.47

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Six months ended April 30, 2020 (Unaudited)
Investment Income
Dividends		$245,136
Income from Fidelity Central Funds		6,379
Income before foreign taxes withheld		251,515
Less foreign taxes withheld		(13,257)
Total income		238,258
Expenses
Management fee	$72,942
Transfer agent fees	23,083
Distribution and service plan fees	39,357
Accounting fees and expenses	5,531
Custodian fees and expenses	8,314
Independent trustees' fees and expenses	64
Registration fees	57,670
Audit	39,406
Legal	1,653
Miscellaneous	1,283
Total expenses before reductions	249,303
Expense reductions	(89,393)
Total expenses after reductions		159,910
Net investment income (loss)		78,348
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $794)	354,982
Fidelity Central Funds	17
Foreign currency transactions	(1,408)
Total net realized gain (loss)		353,591
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $5,944)	(1,645,981)
Fidelity Central Funds	123
Assets and liabilities in foreign currencies	181
Total change in net unrealized appreciation (depreciation)		(1,645,677)
Net gain (loss)		(1,292,086)
Net increase (decrease) in net assets resulting from operations		$(1,213,738)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Six months ended April 30, 2020 (Unaudited)	Year ended October 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$78,348	$212,625
Net realized gain (loss)	353,591	(128,933)
Change in net unrealized appreciation (depreciation)	(1,645,677)	2,462,078
Net increase (decrease) in net assets resulting from operations	(1,213,738)	2,545,770
Distributions to shareholders	(61,893)	(584,031)
Share transactions - net increase (decrease)	90,646	814,416
Total increase (decrease) in net assets	(1,184,985)	2,776,155
Net Assets
Beginning of period	21,408,324	18,632,169
End of period	$20,223,339	$21,408,324

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Global Equity Income Fund Class A

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$15.33	$13.86	$14.63	$12.44	$12.50	$12.96
Income from Investment Operations
Net investment income (loss)A	.06	.19	.19	.13	.12	.12
Net realized and unrealized gain (loss)	(.91)	1.76	(.52)	2.20	.09	.24
Total from investment operations	(.85)	1.95	(.33)	2.33	.21	.36
Distributions from net investment income	(.05)	(.20)	(.18)	(.13)	(.11)	(.11)
Distributions from net realized gain	–	(.28)	(.26)	(.01)	(.16)	(.71)
Total distributions	(.05)	(.48)	(.44)	(.14)	(.27)	(.82)
Net asset value, end of period	$14.43	$15.33	$13.86	$14.63	$12.44	$12.50
Total ReturnB,C,D	(5.53)%	14.52%	(2.41)%	18.79%	1.72%	2.85%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.24%G,H	2.18%	1.91%	2.05%	2.13%	2.42%
Expenses net of fee waivers, if any	1.41%G,H	1.45%	1.45%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.40%G,H	1.45%	1.44%	1.45%	1.45%	1.44%
Net investment income (loss)	.84%G,H	1.32%	1.33%	.96%	.96%	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$7,706	$8,314	$8,427	$7,441	$6,068	$4,552
Portfolio turnover rateI	86%G	18%J	37%	48%	43%	87%

 A Calculated based on average shares outstanding during the period.

 B Total returns for periods of less than one year are not annualized.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Proxy expenses are not annualized.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Equity Income Fund Class M

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$15.32	$13.85	$14.62	$12.44	$12.49	$12.95
Income from Investment Operations
Net investment income (loss)A	.04	.15	.16	.10	.09	.09
Net realized and unrealized gain (loss)	(.91)	1.76	(.53)	2.18	.10	.24
Total from investment operations	(.87)	1.91	(.37)	2.28	.19	.33
Distributions from net investment income	(.03)	(.16)	(.14)	(.10)	(.08)	(.08)
Distributions from net realized gain	–	(.28)	(.26)	(.01)	(.16)	(.71)
Total distributions	(.03)	(.44)	(.40)	(.10)B	(.24)	(.79)
Net asset value, end of period	$14.42	$15.32	$13.85	$14.62	$12.44	$12.49
Total ReturnC,D,E	(5.65)%	14.23%	(2.64)%	18.42%	1.53%	2.59%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.53%H,I	2.49%	2.21%	2.35%	2.46%	2.73%
Expenses net of fee waivers, if any	1.66%H,I	1.70%	1.70%	1.70%	1.70%	1.70%
Expenses net of all reductions	1.65%H,I	1.70%	1.69%	1.69%	1.70%	1.69%
Net investment income (loss)	.59%H,I	1.07%	1.08%	.71%	.71%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$3,144	$3,135	$3,279	$3,573	$2,508	$2,484
Portfolio turnover rateJ	86%H	18%K	37%	48%	43%	87%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.10 per share is comprised of distributions from net investment income of $.096 and distributions from net realized gain of $.007 per share.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Proxy expenses are not annualized.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Equity Income Fund Class C

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$15.24	$13.77	$14.57	$12.39	$12.46	$12.93
Income from Investment Operations
Net investment income (loss)A	.01	.08	.08	.03	.03	.03
Net realized and unrealized gain (loss)	(.90)	1.75	(.53)	2.19	.09	.24
Total from investment operations	(.89)	1.83	(.45)	2.22	.12	.27
Distributions from net investment income	(.01)	(.09)	(.09)	(.03)	(.03)	(.05)
Distributions from net realized gain	–	(.28)	(.26)	(.01)	(.16)	(.70)
Total distributions	(.01)	(.36)B	(.35)	(.04)	(.19)	(.74)C
Net asset value, end of period	$14.34	$15.24	$13.77	$14.57	$12.39	$12.46
Total ReturnD,E,F	(5.86)%	13.71%	(3.22)%	17.91%	.99%	2.10%
Ratios to Average Net AssetsG,H
Expenses before reductions	3.03%I,J	2.99%	2.72%	2.85%	2.93%	3.23%
Expenses net of fee waivers, if any	2.16%I,J	2.20%	2.20%	2.20%	2.20%	2.20%
Expenses net of all reductions	2.15%I,J	2.20%	2.19%	2.20%	2.20%	2.19%
Net investment income (loss)	.08%I,J	.57%	.58%	.21%	.21%	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$3,840	$4,173	$4,340	$4,190	$3,588	$3,225
Portfolio turnover rateK	86%I	18%L	37%	48%	43%	87%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.36 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $.278 per share.

 C Total distributions of $.74 per share is comprised of distributions from net investment income of $.046 and distributions from net realized gain of $.695 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Proxy expenses are not annualized.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Equity Income Fund Class I

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$15.35	$13.88	$14.66	$12.46	$12.51	$12.97
Income from Investment Operations
Net investment income (loss)A	.08	.22	.23	.16	.15	.15
Net realized and unrealized gain (loss)	(.92)	1.77	(.53)	2.21	.10	.24
Total from investment operations	(.84)	1.99	(.30)	2.37	.25	.39
Distributions from net investment income	(.07)	(.24)	(.22)	(.16)	(.14)	(.14)
Distributions from net realized gain	–	(.28)	(.26)	(.01)	(.16)	(.71)
Total distributions	(.07)	(.52)	(.48)	(.17)	(.30)	(.85)
Net asset value, end of period	$14.44	$15.35	$13.88	$14.66	$12.46	$12.51
Total ReturnB,C	(5.45)%	14.84%	(2.20)%	19.12%	2.04%	3.09%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.94%F,G	1.83%	1.51%	1.77%	1.68%	2.11%
Expenses net of fee waivers, if any	1.16%F,G	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses net of all reductions	1.15%F,G	1.20%	1.19%	1.20%	1.20%	1.19%
Net investment income (loss)	1.09%F,G	1.57%	1.58%	1.21%	1.21%	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$2,525	$2,188	$2,493	$2,533	$7,159	$1,167
Portfolio turnover rateH	86%F	18%I	37%	48%	43%	87%

 A Calculated based on average shares outstanding during the period.

 B Total returns for periods of less than one year are not annualized.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Annualized

 G Proxy expenses are not annualized.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Equity Income Fund Class Z

	Six months ended (Unaudited) April 30,	Years endedOctober 31,
	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$15.37	$13.88	$14.88
Income from Investment Operations
Net investment income (loss)B	.09	.25	.01
Net realized and unrealized gain (loss)	(.92)	1.76	(.94)
Total from investment operations	(.83)	2.01	(.93)
Distributions from net investment income	(.07)	(.24)	(.07)
Distributions from net realized gain	–	(.28)	–
Total distributions	(.07)	(.52)	(.07)
Net asset value, end of period	$14.47	$15.37	$13.88
Total ReturnC,D	(5.36)%	15.00%	(6.31)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.77%G,H	1.37%I	1.08%G
Expenses net of fee waivers, if any	1.01%G,H	1.04%I	1.05%G
Expenses net of all reductions	1.00%G,H	1.04%I	1.04%G
Net investment income (loss)	1.23%G,H	1.73%	.45%G
Supplemental Data
Net assets, end of period (000 omitted)	$3,009	$3,599	$94
Portfolio turnover rateJ	86%G	18%K	37%

 A For the period October 2, 2018 (commencement of sale of shares) to October 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Proxy expenses are not annualized.

 I On certain classes, the size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements (Unaudited)

For the period ended April 30, 2020

1. Organization.

Fidelity Advisor Global Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,374,479
Gross unrealized depreciation	(1,352,355)
Net unrealized appreciation (depreciation)	$3,022,124
Tax cost	$17,475,527

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of prior fiscal period end and is subject to adjustment.

No expiration
Short-term	$(132,714)
Total capital loss carryforward	$(132,714)

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Global Equity Income Fund	8,750,381	8,959,927

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .68% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$10,502	$416
Class M	.25%	.25%	8,254	77
Class C	.75%	.25%	20,601	2,188
			$39,357	$2,681

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,910
Class M	585
Class C(a)	87
$2,582

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$10,530.25
Class M	4,584.28
Class C	5,827.28
Class I	1,439.13
Class Z	703.04
	$23,083

 (a) Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rate:

% of Average Net Assets
Fidelity Advisor Global Equity Income Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Global Equity Income Fund	$119

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund received cash valued at $2,873,785 in exchange for 199,985 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Notes to Financial Statements.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Global Equity Income Fund	$27

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Effective February 1, 2020, the investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2021. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.45% / 1.35%(a)	$34,872
Class M	1.70% / 1.60%(a)	14,415
Class C	2.20% / 2.10%(a)	17,903
Class I	1.20% / 1.10%(a)	8,758
Class Z	1.05% / .95%(a)	12,529
		$88,477

 (a) Expense limitation effective February 1, 2020

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $776 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $95.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $45.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended April 30, 2020	Year ended October 31, 2019
Distributions to shareholders
Class A	$26,552	$270,065
Class M	6,971	99,489
Class C	1,588	110,999
Class I	11,485	83,903
Class Z	15,297	19,575
Total	$61,893	$584,031

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Six months ended April 30, 2020	Year ended October 31, 2019	Six months ended April 30, 2020	Year ended October 31, 2019
Class A
Shares sold	55,349	129,393	$860,722	$1,827,794
Reinvestment of distributions	1,883	19,302	25,861	261,557
Shares redeemed	(65,634)	(214,567)	(933,782)	(2,969,152)
Net increase (decrease)	(8,402)	(65,872)	$(47,199)	$(879,801)
Class M
Shares sold	29,699	17,076	$448,820	$241,489
Reinvestment of distributions	516	7,299	6,914	98,432
Shares redeemed	(16,892)	(56,580)	(257,406)	(793,802)
Net increase (decrease)	13,323	(32,205)	$198,328	$(453,881)
Class C
Shares sold	29,146	30,573	$420,973	$427,156
Reinvestment of distributions	124	8,318	1,580	110,537
Shares redeemed	(35,293)	(80,242)	(523,925)	(1,120,787)
Net increase (decrease)	(6,023)	(41,351)	$(101,372)	$(583,094)
Class I
Shares sold	40,789	22,259	$542,752	$319,348
Reinvestment of distributions	735	5,822	10,238	78,959
Shares redeemed	(9,253)	(65,197)	(136,556)	(914,344)
Net increase (decrease)	32,271	(37,116)	$416,434	$(516,037)
Class Z
Shares sold	25,728	238,795(a)	$411,395	$3,417,153(a)
Reinvestment of distributions	1,084	1,186	15,186	17,015
Shares redeemed	(53,086)	(12,587)	(802,126)	(186,939)
Net increase (decrease)	(26,274)	227,394	$(375,545)	$3,247,229

 (a) Amount includes in-kind exchanges (see the Prior Year Affiliated Exchanges In-Kind note for additional details).

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2019 to April 30, 2020).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During Period-B November 1, 2019 to April 30, 2020
Class A	1.41%
Actual		$1,000.00	$944.70	$6.82
Hypothetical-C		$1,000.00	$1,017.85	$7.07
Class M	1.66%
Actual		$1,000.00	$943.50	$8.02
Hypothetical-C		$1,000.00	$1,016.61	$8.32
Class C	2.16%
Actual		$1,000.00	$941.40	$10.43
Hypothetical-C		$1,000.00	$1,014.12	$10.82
Class I	1.16%
Actual		$1,000.00	$945.50	$5.61**
Hypothetical-C		$1,000.00	$1,019.10	$5.82**
Class Z	1.01%
Actual		$1,000.00	$946.40	$4.89**
Hypothetical-C		$1,000.00	$1,019.84	$5.07**

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

**If fees and changes to the class level expense contract and/or expense cap, effective February 1, 2020, had been in effect during the entire period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:

	Annualized Expense Ratio-(a)	Expenses Paid
Class I	1.10%
Actual		$5.32
Hypothetical-(b)		$5.52
Class Z	.95%
Actual		$4.60
Hypothetical-(b)		$4.77

 (a) Annualized expense ratio reflects expenses net of applicable fee waivers.

 (b) 5% return per year before expenses

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Global Equity Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

Approval of Amended and Restated Advisory Contracts. At its November 2019 meeting, the Board unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) for a stub period of January 1, 2020 through January 31, 2020 in connection with a consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, FMR Co., Inc. (FMRC) expected to merge with and into FMR and, after the merger, FMR expected to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its January 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended June 30, 2019, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Advisor Global Equity Income Fund

2019 Total Return % vs. Lipper Global Equity Income Funds Classification and MSCI AC World (Net MA):
75% beaten
25% beaten
Benchmark
Class I
Class C
1 Year
6.57
6.17
5.75
4.72
2.32
3 Year
40.7
30.1
27.1
26.2
17.5
5 Year
37.5
32.9
30.4
26.5
15.2

% Beaten

	1 Year	3 Year	5 Year
Class Z	-	-	-
Class C	50%	71%	68%
Class I	64%	89%	83%
Class M	55%	79%	74%
Class A	59%	83%	78%

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended June 30 (December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Advisor Global Equity Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended June 30, 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above the competitive median for the 12-month period ended June 30, 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class A was above the competitive median because of relatively higher other expenses due to asset levels or small average account sizes. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, although Class I is categorized by Lipper as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board noted that the total expense ratio of Class Z was above the competitive median primarily because of higher other expenses due to asset levels. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, and Class Z of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 1.20%, and 1.05% through February 28, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and met periodically, to evaluate potential fall-out benefits (PFOB Committee). The Board noted that the PFOB Committee, among other things: (i) discussed the legal framework surrounding potential fall-out benefits; (ii) reviewed the Board's responsibilities and approach to potential fall-out benefits; and (iii) reviewed practices employed by competitor funds regarding the review of potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of performance fees for additional funds; (iii) changes in Fidelity's non-fund businesses and the impact of such changes on the funds; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (vi) the expense structures for different funds and classes; (vii) information regarding other accounts managed by Fidelity, including collective investment trusts and separately managed accounts; and (viii) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Amended and Restated Contracts should be approved and the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

AGED-SANN-0620
1.938154.107

Item 2.

Code of Ethics

Not applicable.

Item 3.

Audit Committee Financial Expert

Not applicable.

Item 4.

Principal Accountant Fees and Services

Not applicable.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Fidelity Advisor Series VIII’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the Fidelity Advisor Series VIII’s (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Not applicable.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VIII

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	June 18, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	June 18, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	June 18, 2020